UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 16

Asset Allocation Funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	124

About the Trustees	125

Officers	127

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/16

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
12/15
9/16

Note: 25/75 → 25% S&P 500 Index, 75% Bloomberg Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Interview with your fund’s portfolio manager

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2016?

The annual reporting period began with a rally just after the market drop that occurred in August and September 2015, when the Chinese government unexpectedly devalued the yuan, China’s currency, sending global markets into a downward spiral. In October 2015, markets recovered substantially. In December, the U.S. Federal Reserve, after much anticipation, approved a quarter-point increase in its target funds rate.

Then, in January, the market began to retreat again partially due to concerns about China, a global economic slowdown, and falling oil prices. Crude oil prices reached a 13-year low

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Growth Fund

in February 2016. Concerns about a global recession, weakening demand for natural resources from emerging markets, and high levels of global oil inventories brought down the price of oil. Fortunately, the second half of the period saw a rebound in the price of oil as global-demand growth and the market recovered in tandem.

In June, the United Kingdom surprised the world when voters approved Brexit, the referendum proposal for the United Kingdom to leave the European Union [EU]. Stocks plummeted following the vote, then experienced a strong recovery during the summer that turned the vote into an almost non-event for the markets. Most asset classes fully recovered, with the exception of the British pound. The July–September time frame was characterized by low volatility and low trading volumes. Markets generally were quiet, without many days having significant swings either up or down.

In the wake of Brexit, central banks around the world communicated that they would remain accommodative and stimulative. The Fed, after citing signs of weakness in the U.S. economy and overseas concerns, decided not to raise rates again during the period. At its September 2016 meeting, however, the Fed indicated that a rate hike could occur at the central bank’s December 2016 meeting. Also of note during the period was the U.S. presidential election campaign season, with its two very different candidates. This colorful campaign season at times held back stock performance, to a degree, as the market does not typically perform well during times of uncertainty.

How did Putnam Dynamic Asset Allocation Growth Fund perform for the 12-month period ended September 30, 2016?

Putnam Dynamic Asset Allocation Growth Fund delivered positive performance with its strategic equity and fixed-income allocation. The continued strength of equity markets during the period had a meaningful impact on the performance of the fund. Fixed-income assets also delivered positive returns for the period, with both investment-grade and high-yield bonds ending positive. The fund finished the 12-month period in positive territory, but on a relative basis underperformed both of its benchmarks.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 16

Dynamic Asset Allocation Growth Fund	5

What was the fund’s asset allocation strategy during the period, and how did it affect the fund’s performance?

We have maintained a cautious view toward the markets given our expectations for heightened volatility. Thus, we continued to keep the fund’s asset class allocations fairly close to neutral during the period relative to the allocations represented in the secondary benchmark, the Putnam Growth Blended Benchmark.

Our active implementation strategies were the primary reason Putnam Dynamic Asset Allocation Growth Fund underperformed its secondary benchmark during the period. Our security selection in U.S. large-cap equities was one area of weakness. We employed a quantitative selection strategy in that asset class to identify what we believed would be solid performers. Large-cap equity weakness was partially offset by strength in international equity selection, where our core international positions performed well. We also added value in emerging-market equity security selection during the period.

Our expectations for heightened market volatility remained at period-end and have tilted us toward taking a more tactical approach to managing the fund. Entering the fourth quarter of 2016, we continue to believe that active management of the individual securities within the asset classes will yield better results.

How did you use derivatives during the period?

We used a variety of derivatives in order to help mitigate volatility and, in some cases, to enhance fund performance. Futures contracts were used in an effort to manage exposure to market risk, hedge interest-rate risks, gain exposure to interest rates, and equitize cash. We use swaps to hedge or gain exposure

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Growth Fund

to interest rates and to rate risk, and also to hedge or gain exposure to credit risk. In addition, forward currency contracts were used to hedge foreign exchange risk and gain exposure to currencies.

How did bond markets perform in this environment?

Fixed-income markets finished generally positive, with credit-sensitive fixed income meaningfully outperforming interest rate-sensitive fixed income during the period. Global interest-rates remained low, and interest rate-sensitive bonds both in the United States and across the globe delivered positive returns for investors. The Bloomberg Barclays U.S. Aggregate Bond Index was up 5.19% for the 12-month period.

With government and investment-grade yields relatively low, global demand for higher-yielding fixed income helped drive performance of more credit-sensitive issues, including high-yield bonds. For the 12-month period, the JPMorgan Developed High Yield Index posted a gain of 12.4%.

Helping offset the weakness in large-cap equity selection, fixed-income security selection added significant value, with a structured credit strategy that primarily focused on the securitized mortgage market performing particularly well.

What is your outlook?

We believe we will continue to see incremental positive growth in the United States. Compared with much of the rest of the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund	7

world, I believe the U.S. economy stands out as particularly healthy. While certainly not booming, gross domestic product growth rates of late indicate a steadily recovering economy. In the fourth quarter, we will be looking for better earnings expectations given current valuations in the stock market. The November U.S. presidential election, ongoing negotiations between the United Kingdom and EU, and continued uncertainty in energy markets are a few situations we believe could introduce volatility into both equity and fixed-income markets in the final months of 2016.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8	Dynamic Asset Allocation Growth Fund

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook , citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class P	Class R	Class R5	Class R6	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(8/31/16)	(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value	value

Annual average
(life of fund)	7.52%	7.24%	7.24%	7.24%	6.70%	6.70%	6.99%	6.82%	7.78%	7.24%	7.79%	7.81%	7.78%

10 years	71.57	61.71	61.79	61.79	59.22	59.22	63.26	57.55	75.71	66.92	75.73	76.55	75.71
Annual average	5.55	4.92	4.93	4.93	4.76	4.76	5.02	4.65	5.80	5.26	5.80	5.85	5.80

5 years	81.73	71.28	75.22	73.22	75.11	75.11	77.43	71.22	84.07	79.62	84.09	84.95	84.07
Annual average	12.69	11.36	11.87	11.61	11.86	11.86	12.15	11.36	12.98	12.43	12.98	13.09	12.98

3 years	23.84	16.72	21.10	18.12	21.08	21.08	22.00	17.73	24.78	22.94	24.77	25.21	24.78
Annual average	7.39	5.29	6.59	5.71	6.58	6.58	6.85	5.59	7.66	7.13	7.65	7.78	7.66

1 year	9.73	3.42	8.95	3.95	8.85	7.85	9.15	5.33	9.95	9.42	9.98	10.16	9.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Dynamic Asset Allocation Growth Fund

Comparative index returns For periods ended 9/30/16

			Lipper Mixed-Asset
			Target Allocation
		Putnam Growth	Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	9.11%	—†	7.15%

10 years	103.63	84.24%	64.97
Annual average	7.37	6.30	5.06

5 years	113.28	76.46	61.25
Annual average	16.36	12.03	9.97

3 years	34.71	23.44	18.04
Annual average	10.44	7.27	5.65

1 year	14.96	12.32	9.23

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 501, 458, 402, 309, and 51 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,179 and $15,922, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,755. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $17,571, $16,692, $17,573, $17,655, and $17,571, respectively.

Dynamic Asset Allocation Growth Fund	11

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		—	1	1	1	1

Income	$0.311939		$0.176939	$0.222939	$0.231939		—	$0.241939	$0.350939	$0.369939	$0.356939

Capital gains

Long-term gains	0.652000		0.652000	0.652000	0.652000		--	0.652000	0.652000	0.652000	0.652000

Short-term gains	0.000061		0.000061	0.000061	0.000061		--	0.000061	0.000061	0.000061	0.000061

Total	$0.964000		$0.829000	$0.875000	$0.884000		—	$0.894000	$1.003000	$1.022000	$1.009000

	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value

9/30/15	$15.05	$15.97	$14.72	$14.30	$14.72	$15.25	—	$14.74	$15.21	$15.24	$15.21

8/31/16*	—	—	—	—	—	—	$15.60	—	—	—	—

9/30/16	15.50	16.45	15.17	14.65	15.14	15.69	15.66	15.19	15.67	15.71	15.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class P shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

12 Dynamic Asset Allocation Growth Fund

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal
year ended 9/30/15*	1.09%	1.84%	1.84%	1.59%	0.67%‡	1.34%	0.81%	0.71%	0.84%

Annualized expense
ratio for the six-month
period ended 9/30/16 †	1.09%	1.84%	1.84%	1.59%	0.67%	1.34%	0.81%	0.71%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the commencement of operations of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 4/1/16 to 9/30/16. For a new class, the expenses shown are for the period from the commencement of operations of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P‡	Class R	Class R5	Class R6	Class Y

Expenses paid
per $1,000*†	$5.61	$9.46	$9.46	$8.18	$0.57	$6.90	$4.17	$3.66	$4.33

Ending value
(after expenses)	$1,060.20	$1,056.40	$1,056.20	$1,058.00	$1,003.80	$1,059.30	$1,061.70	$1,062.20	$1,061.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16, or in the case of a new class, the average net assets of the class from the commencement of operations for the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 4/1/16 to 9/30/16, they would have been higher.

Dynamic Asset Allocation Growth Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid
per $1,000*†	$5.50	$9.27	$9.27	$8.02	$3.39	$6.76	$4.09	$3.59	$4.24

Ending value
(after expenses)	$1,019.55	$1,015.80	$1,015.80	$1,017.05	$1,021.65	$1,018.30	$1,020.95	$1,021.45	$1,020.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16, or in the case of a new class, the average net assets of the class from the commencement of operations for the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs: • Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

Dynamic Asset Allocation Growth Fund 15

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND)*, 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD)**.

* Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

**  Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions.

The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Growth Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

18 Dynamic Asset Allocation Growth Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees,

Dynamic Asset Allocation Growth Fund 19

distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to

20 Dynamic Asset Allocation Growth Fund

these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	1st

Dynamic Asset Allocation Growth Fund 21

The Trustees noted that your fund’s performance was in the top decile of its Lipper peer group for the three-year period ended December 31, 2015. Over the one-year, three-year and five-year periods ended December 31, 2015, there were 495, 461 and 408 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders of Putnam Dynamic Asset Allocation Growth Fund: In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2016

24 Dynamic Asset Allocation Growth Fund

The fund’s portfolio 9/30/16

COMMON STOCKS (59.8%)*	Shares	Value

Banking (4.4%)
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	589,197	$1,034,664

Access National Corp.	390	9,321

Associated Banc-Corp.	1,400	27,426

Australia & New Zealand Banking Group, Ltd. (Australia)	48,459	1,028,957

Banc of California, Inc.	495	8,643

Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	869	24,488

Banco Macro SA ADR (Argentina)	6,584	515,198

Banco Santander SA (Spain)	426,739	1,892,101

Bank of China, Ltd. (China)	4,731,000	2,181,550

Bank of Ireland (Ireland) †	807,761	168,776

Bank of Montreal (Canada)	7,500	491,463

Bank of New York Mellon Corp. (The)	165,500	6,600,140

Bank of Nova Scotia (The) (Canada)	10,400	551,094

Bank Tabungan Negara Persero Tbk PT (Indonesia)	6,763,600	997,234

BNP Paribas SA (France)	55,620	2,859,741

BofI Holding, Inc. †	377	8,445

Canadian Imperial Bank of Commerce (Canada)	1,100	85,295

Capital One Financial Corp.	17,800	1,278,574

Cardinal Financial Corp.	752	19,620

Chemical Financial Corp.	391	17,255

Citigroup, Inc.	456,300	21,551,049

Citizens & Northern Corp.	486	10,677

Concordia Financial Group, Ltd. (Japan) †	170,600	745,735

Credicorp, Ltd. (Peru)	9,660	1,470,445

Credit Suisse Group AG (Switzerland)	10,720	140,248

Customers Bancorp, Inc. †	570	14,341

Danske Bank A/S (Denmark)	8,437	246,189

DBS Group Holdings, Ltd. (Singapore)	25,400	288,343

DNB ASA (Norway)	12,694	166,245

East West Bancorp, Inc.	718	26,358

Enterprise Financial Services Corp.	332	10,375

Farmers Capital Bank Corp.	353	10,463

FCB Financial Holdings, Inc. Class A †	373	14,334

Fidelity Southern Corp.	1,070	19,677

Financial Institutions, Inc.	502	13,609

First BanCorp. (Puerto Rico) †	3,851	20,025

First Community Bancshares, Inc.	474	11,755

First Internet Bancorp	572	13,207

Flagstar Bancorp, Inc. †	499	13,847

Flushing Financial Corp.	497	11,789

Franklin Financial Network, Inc. †	390	14,586

Fukuoka Financial Group, Inc. (Japan)	96,000	398,760

Great Southern Bancorp, Inc.	445	18,112

Grupo Financiero Banorte SAB de CV (Mexico)	334,124	1,754,044

Grupo Supervielle SA ADR (Argentina) † S	46,215	684,444

Hanmi Financial Corp.	995	26,208

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (59.8%)* cont.	Shares	Value

Banking cont.
Heartland Financial USA, Inc.	337	$12,156

HomeStreet, Inc. †	786	19,697

Horizon Bancorp	379	11,135

Huntington Bancshares, Inc.	1,016	10,018

Industrial & Commercial Bank of China, Ltd. (China)	2,906,000	1,833,050

ING Groep NV GDR (Netherlands)	88,420	1,091,599

Itau Unibanco Holding SA ADR (Preference) (Brazil)	86,977	951,528

JPMorgan Chase & Co.	381,277	25,389,235

Lakeland Bancorp, Inc.	1,329	18,659

Lloyds Banking Group PLC (United Kingdom)	137,644	97,321

MainSource Financial Group, Inc.	747	18,638

Meta Financial Group, Inc.	276	16,728

Metro Bank PLC (United Kingdom) † S	14,663	524,740

Mitsubishi UFJ Financial Group, Inc. (Japan)	472,998	2,385,152

Moneta Money Bank AS (Czech Republic) †	309,402	985,312

Opus Bank	444	15,704

Pacific Premier Bancorp, Inc. †	471	12,463

PacWest Bancorp	201	8,625

Peoples Bancorp, Inc.	464	11,410

Permanent TSB Group Holdings PLC (Ireland) †	117,403	271,023

PNC Financial Services Group, Inc. (The)	6,100	549,549

Popular, Inc. (Puerto Rico)	57,112	2,182,821

Raiffeisen Bank International AG (Austria) †	16,236	247,226

Regions Financial Corp.	312,900	3,088,323

Republic Bancorp, Inc. Class A	301	9,355

Resona Holdings, Inc. (Japan)	453,400	1,906,784

Sberbank of Russia PJSC ADR (Russia)	244,509	2,293,005

Skandinaviska Enskilda Banken AB (Sweden)	21,810	219,147

Societe Generale SA (France)	57,539	1,989,508

State Bank of India (India)	419,378	1,593,207

Sumitomo Mitsui Financial Group, Inc. (Japan)	88,100	2,969,229

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	13,900	451,097

SunTrust Banks, Inc.	95,100	4,165,380

Suruga Bank, Ltd. (Japan)	5,300	127,093

Swedbank AB Class A (Sweden)	10,289	241,789

TCF Financial Corp.	5,844	84,796

Toronto-Dominion Bank (Canada)	12,300	546,021

U.S. Bancorp	6,000	257,340

United Community Banks, Inc.	500	10,510

Virgin Money Holdings UK PLC (United Kingdom)	57,146	230,505

Wells Fargo & Co.	14,300	633,204

Western Alliance Bancorp †	1,859	69,787

Woori Bank (South Korea)	28,342	293,607

Zions Bancorporation	533	16,534

105,354,860
Basic materials (2.1%)
Aceto Corp.	344	6,533

Adecoagro SA (Argentina) †	88,500	1,009,785

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Basic materials cont.
Adhi Karya Persero Tbk PT (Indonesia)	4,259,500	$770,832

Akzo Nobel NV (Netherlands)	12,987	879,567

Albemarle Corp.	3,400	290,666

American Vanguard Corp.	679	10,905

AngloGold Ashanti, Ltd. (South Africa) †	72,732	1,175,266

Asahi Kasei Corp. (Japan)	108,000	860,548

Ashland Global Holdings, Inc.	700	81,165

BASF SE (Germany)	42,325	3,618,708

Beacon Roofing Supply, Inc. †	281	11,822

Bemis Co., Inc.	1,800	91,818

BHP Billiton, Ltd. (Australia)	61,765	1,068,538

Boliden AB (Sweden)	66,752	1,568,658

Cabot Corp.	14,060	736,885

Cambrex Corp. †	208	9,248

Celanese Corp. Ser. A	34,700	2,309,632

Cemex SAB de CV ADR (Mexico)	81,131	644,180

China State Construction International Holdings, Ltd. (China)	772,000	1,020,950

CIMIC Group, Ltd. (Australia)	6,185	136,762

Compagnie De Saint-Gobain (France)	5,018	216,854

Continental Building Products, Inc. †	621	13,035

Covestro AG (Germany)	20,322	1,201,475

CRH PLC (Ireland)	7,204	240,877

Daicel Corp. (Japan)	23,600	299,187

Domtar Corp.	423	15,706

Dow Chemical Co. (The)	5,200	269,516

Ems-Chemie Holding AG (Switzerland)	965	518,011

EVA Precision Industrial Holdings, Ltd. (China)	4,356,000	526,986

Evonik Industries AG (Germany)	38,372	1,297,250

Fortescue Metals Group, Ltd. (Australia)	109,991	419,060

Fresnillo PLC (Mexico)	16,692	392,465

Glencore PLC (United Kingdom) †	56,665	155,816

Graphic Packaging Holding Co.	133,200	1,863,468

Hitachi Chemical Co., Ltd. (Japan)	27,800	637,181

Hitachi Metals, Ltd. (Japan)	13,500	164,991

Innophos Holdings, Inc.	146	5,698

IRB Infrastructure Developers, Ltd. (India)	315,565	1,166,226

JFE Holdings, Inc. (Japan)	28,300	412,632

KapStone Paper and Packaging Corp.	880	16,650

Koppers Holdings, Inc. †	437	14,063

Kraton Corp. †	360	12,614

Kumagai Gumi Co., Ltd. (Japan)	183,000	473,062

Kuraray Co., Ltd. (Japan)	37,000	549,192

LafargeHolcim, Ltd. (Switzerland)	8,255	446,101

LANXESS AG (Germany)	4,061	252,274

Minerals Technologies, Inc.	238	16,824

Mitsubishi Gas Chemical Co., Inc. (Japan)	28,500	407,553

Mitsubishi Materials Corp. (Japan)	8,300	226,847

Monsanto Co.	2,600	265,720

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (59.8%)* cont.	Shares	Value

Basic materials cont.
NCI Building Systems, Inc. †	591	$8,623

Newcrest Mining, Ltd. (Australia) †	7,704	127,986

Newmont Mining Corp.	180,400	7,087,916

Nine Dragons Paper Holdings, Ltd. (China)	1,177,000	1,108,392

Nippon Steel & Sumitomo Metal Corp. (Japan)	9,000	184,805

Northern Star Resources, Ltd. (Australia)	47,316	164,802

Orion Engineered Carbons SA (Luxembourg)	991	18,571

Patrick Industries, Inc. †	315	19,505

Promotora y Operadora de Infraestructura SAB de CV (Mexico)	86,595	932,237

Reliance Steel & Aluminum Co.	25,600	1,843,968

Rio Tinto PLC (United Kingdom)	9,489	316,642

Salmar ASA (Norway)	6,218	189,777

Sherwin-Williams Co. (The)	900	248,994

Sika AG (Switzerland)	137	666,174

Skanska AB (Sweden)	59,922	1,399,074

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,744	46,914

Sonoco Products Co.	1,600	84,528

Soulbrain Co., Ltd. (South Korea)	11,792	656,684

Steel Dynamics, Inc.	49,900	1,247,001

Stora Enso OYJ Class R (Finland)	105,237	934,513

Summit Materials, Inc. Class A †	687	12,744

Taisei Corp. (Japan)	57,000	426,729

Ternium SA ADR	620	12,171

UPM-Kymmene OYJ (Finland)	71,193	1,503,523

voestalpine AG (Austria)	13,262	458,854

W.R. Grace & Co.	15,524	1,145,671

Yara International ASA (Norway)	37,857	1,257,701

50,904,301
Capital goods (3.7%)
ABB, Ltd. (Switzerland)	3,555	79,809

ACS Actividades de Construccion y Servicios SA (Spain)	48,644	1,469,929

Airbus Group SE (France)	12,447	752,809

Allegion PLC (Ireland)	27,700	1,908,807

Allison Transmission Holdings, Inc.	184,600	5,294,328

Altra Industrial Motion Corp.	282	8,170

American Axle & Manufacturing Holdings, Inc. †	410	7,060

AO Smith Corp.	19,600	1,936,284

Argan, Inc.	323	19,118

Avery Dennison Corp.	3,600	280,044

BAE Systems PLC (United Kingdom)	61,480	417,561

Berry Plastics Group, Inc. †	39,100	1,714,535

Bharat Electronics, Ltd. (India)	59,471	1,116,752

BWX Technologies, Inc.	38,500	1,477,245

Carlisle Cos., Inc.	13,600	1,394,952

Chase Corp.	182	12,580

China Communications Construction Co., Ltd. (China)	530,000	561,789

Cooper-Standard Holding, Inc. †	166	16,401

Crane Co.	9,200	579,692

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Capital goods cont.
Crown Holdings, Inc. †	150,000	$8,563,500

CTCI Corp. (Taiwan)	773,000	1,134,692

Douglas Dynamics, Inc.	284	9,071

Dycom Industries, Inc. †	285	23,307

Fabrinet (Thailand) †	22,611	1,008,224

Fluor Corp.	28,600	1,467,752

General Dynamics Corp.	2,300	356,868

GKN PLC (United Kingdom)	55,569	230,698

Granite Construction, Inc.	192	9,550

Greenbrier Cos., Inc. (The)	537	18,956

H&E Equipment Services, Inc.	595	9,972

Hitachi High-Technologies Corp. (Japan)	900	35,874

Honeywell International, Inc.	45,600	5,316,504

Ingersoll-Rand PLC	62,100	4,219,074

Jacobs Engineering Group, Inc. †	23,200	1,199,904

Johnson Controls International PLC	8,117	377,684

Kadant, Inc.	210	10,943

KBR, Inc.	40,900	618,817

KION Group AG (Germany)	3,691	238,909

Komatsu, Ltd. (Japan)	6,100	139,776

Kone OYJ Class B (Finland)	4,469	226,765

Korea Aerospace Industries, Ltd. (South Korea)	12,339	856,344

Kratos Defense & Security Solutions, Inc. †	1,091	7,517

Kyudenko Corp. (Japan)	11,300	413,763

Leoni AG (Germany)	3,482	126,811

LIG Nex1 Co., Ltd. (South Korea)	6,377	481,292

Littelfuse, Inc.	77	9,918

MAN SE (Germany)	3,926	413,860

MasTec, Inc. †	996	29,621

Matrix Service Co. †	553	10,374

Mitsubishi Electric Corp. (Japan)	95,000	1,216,238

Mobileye NV (Israel) † S	7,000	297,990

Nexteer Automotive Group, Ltd.	881,000	1,148,786

NN, Inc.	983	17,940

Northrop Grumman Corp.	44,200	9,456,590

NSK, Ltd. (Japan)	58,000	595,194

Orbital ATK, Inc.	90	6,861

OSRAM Licht AG (Germany)	15,297	898,029

Owens-Illinois, Inc. †	691	12,707

Quanta Services, Inc. †	142,760	3,995,852

Raytheon Co.	72,200	9,828,586

Rexel SA (France)	11,847	181,592

Schindler Holding AG (Switzerland)	2,137	403,863

Schindler Holding AG Part. Cert. (Switzerland)	2,108	395,345

Stoneridge, Inc. †	1,093	20,111

Sumitomo Heavy Industries, Ltd. (Japan)	51,000	251,297

Sweco AB Class B (Sweden)	8,165	168,272

Tetra Tech, Inc.	820	29,085

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (59.8%)* cont.	Shares	Value

Capital goods cont.
Thales SA (France)	16,979	$1,563,824

Trinseo SA	845	47,793

Vinci SA (France)	49,874	3,816,486

Wabash National Corp. †	513	7,305

Waste Management, Inc.	89,000	5,674,640

Xinyi Glass Holdings, Ltd. (Hong Kong)	124,000	113,109

Xylem, Inc.	44,000	2,307,800

89,069,500
Communication services (2.3%)
ACC Claims Holding, LLC Class A (Units) F	164,400	986

AT&T, Inc.	6,900	280,209

BCE, Inc. (Canada)	14,000	646,564

BT Group PLC (United Kingdom)	198,350	1,000,213

Cellnex Telecom, SA 144A (Spain)	21,403	387,093

China Mobile, Ltd. (China)	321,000	3,941,191

Com Hem Holding AB (Sweden)	62,425	577,039

Comcast Corp. Class A	4,400	291,896

Eutelsat Communications SA (France)	9,214	190,760

FairPoint Communications, Inc †	622	9,349

Frontier Communications Corp.	3,133	13,033

InterDigital, Inc./PA	169	13,385

Juniper Networks, Inc.	329,500	7,927,770

KDDI Corp. (Japan)	44,500	1,369,379

Liberty Global PLC Ser. C (United Kingdom) †	6,700	221,368

NeuStar, Inc. Class A †	219	5,823

NICE, Ltd. (Israel)	7,114	476,431

Nippon Telegraph & Telephone Corp. (Japan)	83,400	3,808,910

NTT DoCoMo, Inc. (Japan)	67,200	1,703,810

Orange SA (France)	62,212	973,509

PCCW, Ltd. (Hong Kong)	1,257,000	772,640

Safaricom, Ltd. (Kenya)	4,550,400	893,909

SFR Group SA (France)	11,314	333,118

Sky PLC (United Kingdom)	29,704	344,197

Spark New Zealand, Ltd. (New Zealand)	125,266	329,401

Telecom Italia SpA RSP (Italy)	664,611	450,941

Telenor ASA (Norway)	44,431	761,951

Telstra Corp., Ltd. (Australia)	412,826	1,639,600

Verizon Communications, Inc.	458,515	23,833,610

Vodafone Group PLC (United Kingdom)	508,690	1,462,083

Vonage Holdings Corp. †	1,457	9,631

54,669,799
Conglomerates (0.2%)
Mitsubishi Corp. (Japan)	21,400	486,442

Orkla ASA (Norway)	68,683	709,631

Siemens AG (Germany)	33,919	3,970,321

5,166,394
Consumer cyclicals (9.2%)
Adidas AG (Germany)	1,089	189,004

Amazon.com, Inc. †	25,733	21,546,498

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Consumer cyclicals cont.
American Eagle Outfitters, Inc.	746	$13,324

Aramark	1,300	49,439

Aristocrat Leisure, Ltd. (Australia)	60,542	734,429

Automatic Data Processing, Inc.	7,200	635,040

AutoZone, Inc. †	661	507,873

Basso Industry Corp. (Taiwan)	809,000	2,580,989

Berkeley Group Holdings PLC (The) (United Kingdom)	8,934	298,759

Bon Fame Co., Ltd. (Taiwan)	132,000	703,722

Boral, Ltd. (Australia)	108,770	563,798

Brambles, Ltd. (Australia)	154,643	1,421,968

Bridgestone Corp. (Japan)	12,400	457,343

CaesarStone Sdot-Yam, Ltd. (Israel) †	285	10,747

CalAtlantic Group, Inc.	299	9,999

Caleres, Inc.	288	7,284

Cardtronics PLC Class A (United Kingdom) †	248	11,061

Carter’s, Inc.	50,900	4,413,539

CBS Corp. Class B (non-voting shares)	4,700	257,278

Cedar Fair LP	169	9,682

Century Communities, Inc. †	512	11,013

Chico’s FAS, Inc.	577	6,866

Christian Dior SE (France)	6,904	1,237,407

Cie Generale des Etablissements Michelin (France)	10,195	1,127,618

CJ E&M Corp. (South Korea)	16,559	1,148,160

Clorox Co. (The)	45,553	5,702,325

Compass Group PLC (United Kingdom)	166,554	3,227,389

Continental AG (Germany)	1,911	401,759

Coway Co., Ltd. (South Korea)	15,955	1,380,461

Cox & Kings, Ltd. (India) †	89,929	299,590

Criteo SA ADR (France) †	7,400	259,814

Cyfrowy Polsat SA (Poland) †	117,835	754,977

Dai Nippon Printing Co., Ltd. (Japan)	193,000	1,891,345

Daito Trust Construction Co., Ltd. (Japan)	6,200	990,845

Dalata Hotel Group PLC (Ireland) †	144,482	665,445

Deluxe Corp.	678	45,304

Discovery Communications, Inc. Class A † S	438,400	11,801,728

Dollar General Corp.	6,800	475,932

Electrolux AB Ser. B (Sweden)	32,297	809,797

Ennis, Inc.	602	10,144

Ethan Allen Interiors, Inc.	199	6,223

Euronet Worldwide, Inc. †	15,100	1,235,633

Experian PLC (United Kingdom)	28,545	571,258

Fiat Chrysler Automobiles NV (Italy)	251,309	1,595,039

Flight Centre Travel Group, Ltd. (Australia)	24,870	696,561

Fuji Heavy Industries, Ltd. (Japan)	23,700	890,038

GameStop Corp. Class A	439	12,112

Global Mediacom Tbk PT (Indonesia)	3,689,000	252,299

Global Payments, Inc.	10,300	790,628

Goodyear Tire & Rubber Co. (The)	582	18,799

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (59.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Hakuhodo DY Holdings, Inc. (Japan)	20,400	$238,212

Hanesbrands, Inc.	1,028	25,957

Harvey Norman Holdings, Ltd. (Australia)	349,828	1,396,262

Hasbro, Inc.	3,300	261,789

Hino Motors, Ltd. (Japan)	25,300	270,862

Home Depot, Inc. (The)	125,981	16,211,235

Howard Hughes Corp. (The) †	4,000	458,000

Hyatt Hotels Corp. Class A † S	12,900	634,938

ICF International, Inc. †	429	19,013

IMAX China Holding, Inc. (China) † S	172,200	846,046

Industrivarden AB Class A (Sweden)	40,742	811,630

Innocean Worldwide, Inc. (South Korea)	12,933	861,123

International Game Technology PLC	36,600	892,308

Interpublic Group of Cos., Inc. (The)	178,500	3,989,475

ISS A/S (Denmark)	10,799	448,227

ITV PLC (United Kingdom)	135,756	329,397

John Wiley & Sons, Inc. Class A	9,200	474,812

KAR Auction Services, Inc.	69,300	2,990,988

Kia Motors Corp. (South Korea)	17,906	688,287

Kimberly-Clark Corp.	55,200	6,962,928

Kingfisher PLC (United Kingdom)	571,627	2,792,505

Lagardere SCA (France)	12,010	305,783

Lear Corp.	32,900	3,988,138

Lenta, Ltd. GDR 144A (Russia) †	92,038	754,712

LGI Homes, Inc. † S	674	24,830

Liberty Interactive Corp. Class A †	50,000	1,000,500

Liberty SiriusXM Group Class A †	53,500	1,817,930

Live Nation Entertainment, Inc. †	375	10,305

Lowe’s Cos., Inc.	163,627	11,815,506

Madison Square Garden Co. (The) Class A †	3,300	559,053

Malibu Boats, Inc. Class A †	490	7,301

Marcus Corp. (The)	304	7,612

Marks & Spencer Group PLC (United Kingdom)	171,217	734,786

Marriott Vacations Worldwide Corp.	253	18,550

Masco Corp.	209,800	7,198,238

Matahari Department Store Tbk PT (Indonesia)	707,100	1,003,758

Mazda Motor Corp. (Japan)	56,000	860,395

MCBC Holdings, Inc.	430	4,902

Namco Bandai Holdings, Inc. (Japan)	17,100	522,973

Naspers, Ltd. Class N (South Africa)	20,847	3,608,396

News Corp. Class A	154,900	2,165,502

News Corp. Class B	2,400	34,128

Nintendo Co., Ltd. (Japan)	1,800	476,291

Nippon Television Holdings, Inc. (Japan) UR	21,300	360,508

Nissan Motor Co., Ltd. (Japan)	78,100	764,801

Nitori Holdings Co., Ltd. (Japan)	900	107,682

Omnicom Group, Inc.	300	25,500

Owens Corning	47,000	2,509,330

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Oxford Industries, Inc.	109	$7,379

Panasonic Corp. (Japan)	42,100	421,242

Pandora A/S (Denmark)	1,083	130,884

Pearson PLC (United Kingdom)	70,695	689,984

Penn National Gaming, Inc. †	945	12,824

Perry Ellis International, Inc. †	467	9,004

Peugeot SA (France) †	37,393	571,063

PGT, Inc. †	1,278	13,636

Poya International Co., Ltd. (Taiwan)	50,000	744,617

Publicis Groupe SA (France)	3,676	277,993

PVH Corp.	46,100	5,094,050

RE/MAX Holdings, Inc. Class A	369	16,155

Reed Elsevier PLC (United Kingdom)	38,060	721,719

Regal Entertainment Group Class A	617	13,420

Renault SA (France)	14,254	1,171,134

RR Donnelley & Sons Co.	69,400	1,090,968

RTL Group SA (Belgium)	10,551	876,252

Scotts Miracle-Gro Co. (The) Class A	800	66,616

ServiceMaster Global Holdings, Inc. †	54,200	1,825,456

Shimamura Co., Ltd. (Japan)	2,000	242,512

SJM Holdings, Ltd. (Hong Kong)	459,000	339,490

Stanley Black & Decker, Inc.	18,900	2,324,322

Starz Class A †	63,300	1,974,327

Steven Madden, Ltd. †	219	7,569

Stroeer SE & Co. KGaA (Germany) S	5,900	256,362

TABCORP Holdings, Ltd. (Australia)	69,535	266,124

Takashimaya Co., Ltd. (Japan)	32,000	262,576

Taylor Wimpey PLC (United Kingdom)	128,041	255,745

Thor Industries, Inc.	12,500	1,058,750

TiVo Corp. †	606	11,805

TJX Cos., Inc. (The)	4,600	343,988

Toppan Printing Co., Ltd. (Japan)	117,000	1,055,662

Toyo Tire & Rubber Co., Ltd. (Japan)	15,800	222,813

TransUnion †	20,500	707,250

TUI AG (Germany)	21,969	312,372

Twenty-First Century Fox, Inc.	96,700	2,342,074

Urban Outfitters, Inc. †	48,000	1,656,960

Vail Resorts, Inc.	10,900	1,709,992

Valeo SA (France)	25,839	1,507,332

Vantiv, Inc. Class A †	60,600	3,409,962

Vista Outdoor, Inc. †	11,678	465,485

Visteon Corp.	30,000	2,149,800

Wal-Mart de Mexico SAB de CV (Mexico)	692,327	1,515,712

Wal-Mart Stores, Inc.	263,500	19,003,620

William Hill PLC (United Kingdom)	107,397	423,454

Wolters Kluwer NV (Netherlands)	29,558	1,264,905

Wolverine World Wide, Inc.	633	14,578

World Fuel Services Corp.	17,400	804,924

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (59.8%)* cont.	Shares	Value

Consumer cyclicals cont.
WPP PLC (United Kingdom)	194,406	$4,570,903

Wynn Macau, Ltd. (China)	108,400	181,121

Yamaha Motor Co., Ltd. (Japan)	10,500	212,544

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	168,000	696,577

220,355,695
Consumer finance (0.3%)
Discover Financial Services	4,900	277,095

Encore Capital Group, Inc. †	899	20,210

Federal Agricultural Mortgage Corp. Class C	351	13,865

Housing Development Finance Corp., Ltd. (HDFC) (India)	90,872	1,908,062

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	349,100	1,601,785

Nelnet, Inc. Class A	564	22,769

OneMain Holdings, Inc. †	1,046	32,374

Synchrony Financial	109,800	3,074,400

6,950,560
Consumer staples (5.5%)
Altria Group, Inc.	250,200	15,820,146

Amorepacific Group (South Korea)	11,123	1,672,503

Anheuser-Busch InBev SA/NV (Belgium)	12,783	1,674,350

Anheuser-Busch InBev SA/NV ADR (Belgium)	7,200	946,152

Ashtead Group PLC (United Kingdom)	67,337	1,109,314

Associated British Foods PLC (United Kingdom)	15,434	520,124

B&G Foods, Inc.	222	10,918

B2W Cia Digital (Brazil) †	185,811	911,300

Barry Callebaut AG (Switzerland)	224	297,668

Beauty Community PCL (Thailand)	2,411,800	661,244

Brinker International, Inc.	216	10,893

British American Tobacco PLC (United Kingdom)	55,505	3,546,779

Bunzl PLC (United Kingdom)	7,387	218,302

Cheesecake Factory, Inc. (The)	335	16,770

Church & Dwight Co., Inc.	2,000	95,840

Coca-Cola Amatil, Ltd. (Australia)	372,749	2,929,488

Colgate-Palmolive Co.	7,200	533,808

ConAgra Foods, Inc.	10,200	480,522

Constellation Brands, Inc. Class A	300	49,947

Coty, Inc. Class A	12,500	293,750

CVS Health Corp.	6,300	560,637

Dean Foods Co.	952	15,613

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040)
(Private) (Germany) † ΔΔ F	20	138,383

Diageo PLC (United Kingdom)	10,179	291,642

Dr. Pepper Snapple Group, Inc.	60,200	5,496,862

Estacio Participacoes SA (Brazil)	146,100	800,099

Estee Lauder Cos., Inc. (The) Class A	62,800	5,561,568

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	2	2

FTD Cos., Inc. †	376	7,734

G-III Apparel Group, Ltd. †	170	4,956

General Mills, Inc.	7,000	447,160

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Consumer staples cont.
Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Brazil) † ΔΔ F	1,036	$7,495

Heineken Holding NV (Netherlands)	11,263	903,120

Heineken NV (Netherlands)	2,973	261,533

Henkel AG & Co. KGaA (Preference) (Germany)	8,400	1,141,772

Hershey Co. (The)	62,600	5,984,560

Imperial Brands PLC (United Kingdom)	67,764	3,490,015

Ingredion, Inc.	17,200	2,288,632

ITOCHU Corp. (Japan)	72,300	905,699

J Sainsbury PLC (United Kingdom)	200,579	639,032

Japan Tobacco, Inc. (Japan)	25,600	1,045,889

Jardine Cycle & Carriage, Ltd. (Singapore)	13,500	426,899

JM Smucker Co. (The)	31,000	4,201,740

John B. Sanfilippo & Son, Inc.	171	8,777

Kao Corp. (Japan)	38,600	2,174,181

Kerry Group PLC Class A (Ireland)	11,208	933,711

Koninklijke Ahold Delhaize NV (Netherlands)	162,538	3,704,689

McDonald’s Corp.	79,300	9,148,048

MEIJI Holdings Co., Ltd. (Japan)	4,200	415,497

METRO AG (Germany)	33,077	984,290

Nestle SA (Switzerland)	31,391	2,473,475

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ΔΔ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ΔΔ F	1	1

Nomad Foods, Ltd. (United Kingdom) †	31,234	369,186

Omega Protein Corp. †	653	15,261

PepsiCo, Inc.	141,000	15,336,570

Philip Morris International, Inc.	5,500	534,710

Pool Corp.	11,800	1,115,336

Procter & Gamble Co. (The)	2,700	242,325

Reckitt Benckiser Group PLC (United Kingdom)	15,103	1,422,178

S Foods, Inc. (Japan)	7,000	182,899

SABMiller PLC (United Kingdom)	8,446	492,080

Sanderson Farms, Inc.	187	18,014

Sao Martinho SA (Brazil)	67,485	1,217,040

Seven & i Holdings Co., Ltd. (Japan)	5,300	250,477

Shiseido Co., Ltd. (Japan)	5,600	148,091

SMS Co., Ltd. (Japan)	6,400	170,805

Sodexo SA (France)	3,672	437,244

SpartanNash Co.	699	20,215

Starbucks Corp.	182,900	9,902,206

Sysco Corp.	110,300	5,405,803

Tat Gida Sanayi AS (Turkey)	280,487	549,571

Tate & Lyle PLC (United Kingdom)	61,398	596,062

Unilever NV ADR (Netherlands)	15,033	693,646

US Foods Holding Corp. †	800	18,888

Vector Group, Ltd.	594	12,795

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (59.8%)* cont.	Shares	Value

Consumer staples cont.
WH Group, Ltd. (Hong Kong)	1,511,500	$1,222,674

WM Morrison Supermarkets PLC (United Kingdom)	325,685	919,835

Wolseley PLC (United Kingdom)	4,203	237,248

Woolworths, Ltd. (Australia)	26,503	473,464

X5 Retail Group NV GDR (Russia) †	80,577	2,334,316

130,602,469
Energy (3.4%)
BP PLC (United Kingdom)	162,751	949,273

California Resources Corp.	48	600

Callon Petroleum Co. †	809	12,701

Cenovus Energy, Inc. (Canada)	21,200	304,644

Cheniere Energy, Inc. †	6,300	274,680

Chevron Corp.	130,700	13,451,644

Dril-Quip, Inc. †	600	33,444

EnCana Corp. (Canada)	24,800	259,162

EOG Resources, Inc.	2,600	251,446

Exxon Mobil Corp.	264,235	23,062,431

FMC Technologies, Inc. †	5,100	151,317

Gazprom Neft PAO ADR (Russia)	61,204	853,796

Gulfport Energy Corp. †	141	3,983

Halcon Resources Corp. †	8,621	80,865

Idemitsu Kosan Co., Ltd. (Japan)	20,600	424,416

JX Holdings, Inc. (Japan)	111,400	449,696

Koninklijke Vopak NV (Netherlands)	2,160	113,363

Lone Pine Resources, Inc. Class A (Canada) † F	12,473	125

Lukoil PJSC ADR (Russia)	28,295	1,377,684

Milagro Oil & Gas, Inc. (Units) F	89	56,146

Nabors Industries, Ltd.	265,700	3,230,912

Neste OYJ (Finland)	9,489	404,420

Norsk Hydro ASA (Norway)	60,232	259,549

Northern Oil and Gas, Inc. †	1,926	5,162

Occidental Petroleum Corp.	28,200	2,056,344

OMV AG (Austria)	77,354	2,226,264

Patterson-UTI Energy, Inc. S	83,900	1,876,843

Petroleo Brasileiro SA ADR (Brazil) †	100,255	935,379

Phillips 66	2,100	169,155

Prairie Provident Resources, Inc. (Canada) †	5,821	3,905

QEP Resources, Inc.	168,200	3,284,946

Repsol SA (Spain)	36,060	489,134

Rowan Cos. PLC Class A S	131,800	1,998,088

Royal Dutch Shell PLC Class A (London Exchange) (United Kingdom)	30,890	766,328

Royal Dutch Shell PLC Class A (Amsterdam Exchange)
(United Kingdom)	20,604	513,136

Royal Dutch Shell PLC Class B (United Kingdom)	68,684	1,777,824

Schlumberger, Ltd.	123,837	9,738,542

Seventy Seven Energy, Inc. †	5,988	112,874

Suncor Energy, Inc. (Canada)	17,200	477,476

Superior Energy Services, Inc. S	125,800	2,251,820

Synergy Resources Corp. †	2,463	17,069

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Energy cont.
Total SA (France)	94,056	$4,455,587

Vestas Wind Systems A/S (Denmark)	20,992	1,727,717

Whiting Petroleum Corp. †	249	2,176

Woodside Petroleum, Ltd. (Australia)	58,229	1,280,168

82,172,234
Financial (1.5%)
3i Group PLC (United Kingdom)	345,243	2,910,900

AerCap Holdings NV (Ireland) †	8,200	315,618

Ally Financial, Inc.	112,200	2,184,534

Broadridge Financial Solutions, Inc.	23,300	1,579,507

CoreLogic, Inc. †	32,800	1,286,416

Eurazeo SA (France)	3,373	195,667

Euronext NV 144A (France)	4,839	206,482

HSBC Holdings PLC (United Kingdom)	286,374	2,148,039

Intercontinental Exchange, Inc.	850	228,956

Kennedy-Wilson Holdings, Inc.	17,262	389,258

KKR & Co. LP	12,600	179,676

Mizuho Financial Group, Inc. (Japan)	1,945,200	3,250,028

Morgan Stanley	499,400	16,010,764

Moscow Exchange MICEX-RTS OAO (Russia) †	382,665	768,715

Natixis SA (France)	35,649	166,152

Onex Corp. (Canada)	2,000	128,801

ORIX Corp. (Japan)	146,700	2,164,622

Radian Group, Inc.	1,566	21,219

Shriram Transport Finance Co., Ltd. (India)	62,270	1,090,584

UBS Group AG (Switzerland)	31,883	434,186

UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	215,961	651,567

36,311,691
Health care (7.3%)
Actelion, Ltd. (Switzerland)	6,040	1,045,731

AIN Holdings, Inc. (Japan)	5,100	347,296

Albany Molecular Research, Inc. †	828	13,670

Alfresa Holdings Corp. (Japan)	29,100	615,544

Alkermes PLC †	139	6,537

Allergan PLC †	11,530	2,655,474

AmerisourceBergen Corp.	144,800	11,696,944

Amgen, Inc.	95,600	15,947,036

Aralez Pharmaceuticals, Inc. (Canada) †	1,395	6,766

Ardelyx, Inc. †	514	6,651

Aspen Pharmacare Holdings, Ltd. (South Africa)	38,615	872,337

Astellas Pharma, Inc. (Japan)	165,900	2,590,846

AstraZeneca PLC (United Kingdom)	38,439	2,493,127

Aurobindo Pharma, Ltd. (India)	200,960	2,590,011

Bayer AG (Germany)	13,424	1,348,590

Biogen, Inc. †	15,500	4,851,965

Bruker Corp.	42,200	955,830

C.R. Bard, Inc.	34,600	7,760,088

Cardinal Health, Inc.	25,200	1,958,040

Celgene Corp. †	27,300	2,853,669

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (59.8%)* cont.	Shares	Value

Health care cont.
Charles River Laboratories International, Inc. †	30,000	$2,500,200

Clinigen Group PLC (United Kingdom)	45,646	424,206

Cochlear, Ltd. (Australia)	3,321	360,008

Conmed Corp.	180	7,211

DaVita Inc. †	4,100	270,887

Eagle Pharmaceuticals, Inc. †	68	4,760

Eli Lilly & Co.	43,900	3,523,414

Emergent BioSolutions, Inc. †	314	9,900

Endo International PLC †	492	9,914

Gilead Sciences, Inc.	59,000	4,668,080

GlaxoSmithKline PLC (United Kingdom)	219,193	4,667,876

Grifols SA ADR (Spain)	26,410	421,768

Halyard Health, Inc. †	202	7,001

HealthSouth Corp.	165	6,694

Hologic, Inc. †	114,300	4,438,269

Horizon Pharma PLC † S	717	12,999

ICU Medical, Inc. †	201	25,402

Integer Holdings Corp. †	378	8,199

Intuitive Surgical, Inc. †	550	398,657

Jazz Pharmaceuticals PLC †	81	9,840

Johnson & Johnson	208,800	24,665,544

Lannett Co., Inc. †	452	12,010

McKesson Corp.	41,174	6,865,765

Medicines Co. (The) †	246	9,284

Medipal Holdings Corp. (Japan)	47,400	819,905

Merck & Co., Inc.	5,900	368,219

Merck KGaA (Germany)	3,809	410,383

Mitsubishi Tanabe Pharma Corp. (Japan)	31,000	662,592

Novartis AG (Switzerland)	48,621	3,823,618

Novo Nordisk A/S Class B (Denmark)	16,603	689,882

Omega Healthcare Investors, Inc. R	441	15,633

Pfizer, Inc.	430,000	14,564,100

PharMerica Corp. †	546	15,326

Richter Gedeon Nyrt (Hungary)	66,421	1,349,329

Roche Holding AG (Switzerland)	17,573	4,359,334

Sanofi (France)	53,614	4,073,771

Shionogi & Co., Ltd. (Japan)	3,700	189,122

Shire PLC (United Kingdom)	20,489	1,327,309

Smith & Nephew PLC (United Kingdom)	1,975	31,845

Sumitomo Dainippon Pharma Co., Ltd. (Japan)	21,800	421,450

Taro Pharmaceutical Industries, Ltd. (Israel) † S	2,309	255,168

Teva Pharmaceutical Industries, Ltd. (Israel)	3,092	148,476

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	20,690	951,947

Thermo Fisher Scientific, Inc.	4,600	731,676

UnitedHealth Group, Inc.	127,500	17,850,000

VCA, Inc. †	22,800	1,595,544

VWR Corp. †	1,526	43,277

Waters Corp. †	300	47,547

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Health care cont.
WellCare Health Plans, Inc. †	18,800	$2,201,292

Zoetis, Inc.	70,100	3,645,901

174,536,686
Insurance (2.6%)
Admiral Group PLC (United Kingdom)	13,547	359,783

Aegon NV (Netherlands)	65,824	252,221

Aflac, Inc.	66,400	4,772,168

Ageas (Belgium)	25,255	921,038

AIA Group, Ltd. (Hong Kong)	341,600	2,288,758

Alleghany Corp. †	74	38,851

Allianz SE (Germany)	20,907	3,102,483

Allied World Assurance Co. Holdings AG	30,741	1,242,551

Allstate Corp. (The)	129,900	8,986,482

American Equity Investment Life Holding Co.	1,830	32,446

American Financial Group, Inc.	15,100	1,132,500

Amtrust Financial Services, Inc.	530	14,220

Anicom Holdings, Inc. (Japan)	11,400	279,869

Aspen Insurance Holdings, Ltd.	18,300	852,597

Assured Guaranty, Ltd.	1,500	41,625

Aviva PLC (United Kingdom)	68,892	393,342

AXA SA (France)	101,039	2,149,730

Berkshire Hathaway, Inc. Class B †	2,500	361,175

Challenger, Ltd. (Australia)	128,493	1,002,735

China Life Insurance Co., Ltd. (Taiwan)	986,000	906,448

Chubb, Ltd.	2,896	363,882

CNO Financial Group, Inc.	638	9,742

CNP Assurances (France)	54,507	915,701

Dongbu Insurance Co., Ltd. (South Korea)	19,323	1,199,625

Employers Holdings, Inc.	590	17,600

Everest Re Group, Ltd.	700	132,979

Federated National Holding Co.	639	11,943

Genworth Financial, Inc. Class A †	1,813	8,992

Hanover Insurance Group, Inc. (The)	400	30,168

Hartford Financial Services Group, Inc. (The)	115,200	4,932,864

HCI Group, Inc.	248	7,529

Heritage Insurance Holdings, Inc.	884	12,738

HomeServe PLC (United Kingdom)	15,814	118,064

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	41,537	1,368,429

Legal & General Group PLC (United Kingdom)	54,101	153,359

Lincoln National Corp.	107,300	5,040,954

Maiden Holdings, Ltd. (Bermuda)	832	10,558

Mapfre SA (Spain)	175,812	491,771

Marsh & McLennan Cos., Inc.	4,600	309,350

Medibank Private, Ltd. (Australia)	41,418	78,786

MetLife, Inc.	13,400	595,362

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	3,798	708,236

National General Holdings Corp.	911	20,261

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (59.8%)* cont.	Shares	Value

Insurance cont.
NN Group NV (Netherlands)	25,521	$784,097

Ping An Insurance Group Co. of China, Ltd. (China)	283,000	1,481,215

Prudential Financial, Inc.	36,800	3,004,720

Prudential PLC (United Kingdom)	39,531	700,168

Reinsurance Group of America, Inc.	15,350	1,656,879

SCOR SE (France)	8,786	273,096

Swiss Life Holding AG (Switzerland)	7,021	1,817,583

Swiss Re AG (Switzerland)	37,073	3,344,775

Travelers Cos., Inc. (The)	2,500	286,375

Tryg A/S (Denmark)	6,631	133,062

Unum Group	17,200	607,332

Voya Financial, Inc.	111,500	3,213,430

62,972,647
Investment banking/Brokerage (0.7%)
Ameriprise Financial, Inc.	51,900	5,178,063

Daiwa Securities Group, Inc. (Japan)	43,000	242,145

E*Trade Financial Corp. †	183,538	5,344,627

Investor AB Class B (Sweden)	74,415	2,721,125

Lazard, Ltd. Class A	244	8,872

Macquarie Group, Ltd. (Australia)	5,166	325,425

Macquarie Korea Infrastructure Fund (South Korea)	61,152	489,238

Partners Group Holding AG (Switzerland)	1,964	990,592

15,300,087
Real estate (2.2%)
AG Mortgage Investment Trust, Inc. R	241	3,796

AGNC Investment Corp. R	180,900	3,534,786

Agree Realty Corp. R	387	19,133

Aldar Properties PJSC (United Arab Emirates) †	811,607	589,978

Annaly Capital Management, Inc. R	375,300	3,940,650

Apollo Commercial Real Estate Finance, Inc. R	593	9,707

Arbor Realty Trust, Inc. R	2,291	16,999

Arlington Asset Investment Corp. Class A	275	4,067

ARMOUR Residential REIT, Inc. R	162	3,651

Ashford Hospitality Trust, Inc. R	1,445	8,511

Ayala Land, Inc. (Philippines)	624,400	506,246

Brandywine Realty Trust R	48,778	761,912

Camden Property Trust R	21,400	1,792,036

CBL & Associates Properties, Inc. R	518	6,289

CBRE Group, Inc. Class A †	47,100	1,317,858

Chesapeake Lodging Trust R	390	8,931

Chimera Investment Corp. R	100,298	1,599,753

Colony Capital, Inc. Class A R	698	12,725

Communications Sales & Leasing, Inc. R	674	21,170

Community Healthcare Trust, Inc. R	637	13,963

Corporate Office Properties Trust R	33,300	944,055

CYS Investments, Inc. R	787	6,863

Duke Realty Corp. R	46,500	1,270,845

Emaar Properties PJSC (United Arab Emirates)	867,452	1,676,806

Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey) R	949,131	961,466

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Real estate cont.
EPR Properties R	215	$16,929

Equity Commonwealth †R	2,100	63,462

Equity Lifestyle Properties, Inc. R	15,800	1,219,444

Equity One, Inc. R	1,500	45,915

Equity Residential Trust R	94,800	6,098,484

Extra Space Storage, Inc. R	6,700	532,047

First Industrial Realty Trust R	464	13,094

Foxtons Group PLC (United Kingdom)	102,673	133,412

Goodman Group (Australia) R	306,230	1,710,582

Hersha Hospitality Trust R	397	7,154

Hibernia REIT PLC (Ireland) R	558,407	859,382

Highwoods Properties, Inc. R	25,200	1,313,424

Iida Group Holdings Co., Ltd. (Japan)	28,600	574,907

Invesco Mortgage Capital, Inc. R	403	6,138

Investors Real Estate Trust R	1,046	6,224

Japan Hotel REIT Investment Corp (Japan) R	741	588,604

Kerry Properties, Ltd. (Hong Kong)	259,500	854,810

Lexington Realty Trust R	2,072	21,342

Liberty Property Trust R	1,500	60,525

Link REIT (The) (Hong Kong) R	20,500	151,260

LTC Properties, Inc. R	547	28,439

Macerich Co. (The) R	24,800	2,005,576

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	741,203	907,498

MFA Financial, Inc. R	176,634	1,321,222

Mid-America Apartment Communities, Inc. R	17,100	1,607,229

Mitsubishi Estate Co., Ltd. (Japan)	10,000	187,473

Mitsui Fudosan Co., Ltd. (Japan)	28,000	596,196

National Health Investors, Inc. R	305	23,936

New World Development Co., Ltd. (Hong Kong)	1,084,000	1,419,449

Nomura Real Estate Holdings, Inc. (Japan)	24,400	411,696

One Liberty Properties, Inc. R	507	12,249

Persimmon PLC (United Kingdom)	13,182	310,108

Post Properties, Inc. R	600	39,678

Public Storage R	200	44,628

Ramco-Gershenson Properties Trust R	606	11,356

Regency Centers Corp. R	1,300	100,737

Relo Group, Inc. (Japan)	1,100	181,914

Retail Properties of America, Inc. Class A R	45,400	762,720

Sekisui Chemical Co., Ltd. (Japan)	45,900	659,703

Select Income REIT R	383	10,303

Senior Housing Properties Trust R	56,000	1,271,760

Spirit Realty Capital, Inc. R	42,000	559,860

Starwood Property Trust, Inc. R	114,100	2,569,532

Sumitomo Realty & Development Co., Ltd. (Japan)	6,000	155,446

Sumitomo Warehouse Co., Ltd. (The) (Japan)	30,000	159,671

Summit Hotel Properties, Inc. R	1,323	17,411

Sun Hung Kai Properties, Ltd. (Hong Kong)	19,000	289,567

Surya Semesta Internusa Tbk PT (Indonesia)	18,301,000	780,839

Dynamic Asset Allocation Growth Fund 41

COMMON STOCKS (59.8%)* cont.	Shares	Value

Real estate cont.
Two Harbors Investment Corp. R	130,900	$1,116,577

Universal Health Realty Income Trust R	128	8,067

Viva Energy REIT (Australia) † R	40,704	74,767

Weingarten Realty Investors R	14,400	561,312

Wharf Holdings, Ltd. (The) (Hong Kong)	99,000	725,395

Wheelock and Co., Ltd. (Hong Kong)	239,000	1,419,750

53,661,399
Technology (10.5%)
Adobe Systems, Inc. †	86,000	9,334,376

Advanced Energy Industries, Inc. †	579	27,398

Agilent Technologies, Inc.	146,200	6,884,558

Alibaba Group Holding, Ltd. ADR (China) † S	59,031	6,244,889

Alphabet, Inc. Class A †	41,001	32,967,264

Amadeus IT Holding SA Class A (Spain)	27,842	1,390,857

Amdocs, Ltd.	83,100	4,807,335

Apple, Inc.	191,668	21,668,067

Applied Materials, Inc.	392,700	11,839,905

AtoS SE (France)	17,753	1,912,915

Blucora, Inc. †	871	9,755

Brocade Communications Systems, Inc.	236,600	2,183,818

CACI International, Inc. Class A †	120	12,108

Casetek Holdings, Ltd. (Taiwan)	249,000	914,108

Check Point Software Technologies, Ltd. (Israel) †	1,200	93,132

Cirrus Logic, Inc. †	158	8,398

Cisco Systems, Inc.	261,200	8,285,264

CommerceHub, Inc. Ser. C †	2,600	41,366

CompuGroup Medical SE (Germany)	10,999	507,017

Computer Sciences Corp.	112,000	5,847,520

CSG Systems International, Inc.	400	16,532

CSRA, Inc.	42,600	1,145,940

Cypress Semiconductor Corp.	865	10,518

DSP Group, Inc. †	560	6,726

eBay, Inc. †	301,501	9,919,383

EnerSys	260	17,989

Facebook, Inc. Class A †	103,100	13,224,637

Fiserv, Inc. †	3,700	368,039

Fitbit, Inc. Class A † S	11,200	166,208

FormFactor, Inc. †	1,684	18,271

Fujitsu, Ltd. (Japan)	74,000	399,488

Genpact, Ltd. †	2,900	69,455

GungHo Online Entertainment, Inc. (Japan) S	194,900	477,657

HP, Inc.	409,700	6,362,641

Infineon Technologies AG (Germany)	12,666	225,946

Instructure, Inc. †	7,400	187,738

Intuit, Inc.	20,200	2,222,202

Ixia †	600	7,500

j2 Global, Inc.	195	12,989

L-3 Communications Holdings, Inc.	72,609	10,944,355

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Technology cont.
Lattice Semiconductor Corp. †	2,594	$16,835

Lenovo Group, Ltd. (China)	272,000	181,621

Maxim Integrated Products, Inc.	143,432	5,727,240

MaxLinear, Inc. Class A †	752	15,243

Mellanox Technologies, Ltd. (Israel) †	260	11,245

Mentor Graphics Corp.	639	16,895

Microsoft Corp.	508,509	29,290,118

Mixi, Inc. (Japan)	10,300	371,302

MKS Instruments, Inc.	309	15,367

Motorola Solutions, Inc.	32,000	2,440,960

MSCI, Inc.	600	50,364

Murata Manufacturing Co., Ltd. (Japan)	6,600	860,865

NCR Corp. †	55,703	1,793,080

NEC Corp. (Japan)	149,000	384,943

NetEase, Inc. ADR (China)	2,600	626,028

Netscout Systems, Inc. †	591	17,287

Nexon Co., Ltd. (Japan)	42,700	667,211

Nokia OYJ (Finland)	137,671	796,306

Nuance Communications, Inc. †	101,200	1,467,400

NVIDIA Corp. S	164,200	11,250,984

NXP Semiconductor NV †	1,600	163,216

ON Semiconductor Corp. †	977	12,037

Open Text Corp. (Canada)	3,300	213,754

Oracle Corp Japan (Japan)	4,200	237,093

Pandora Media, Inc. †	795	11,392

Paychex, Inc.	9,700	561,339

PChome Online, Inc. (Taiwan)	82,857	979,107

Perficient, Inc. †	741	14,931

Plantronics, Inc.	179	9,301

Plexus Corp. †	281	13,145

RIB Software AG (Germany) S	19,477	239,799

Samsung Electronics Co., Ltd. (South Korea)	4,054	5,908,489

Sanmina Corp. †	544	15,488

Sartorius AG (Preference) (Germany)	4,190	348,682

Semiconductor Manufacturing International Corp. (China) †	7,614,000	853,711

Sensata Technologies Holding NV †	364	14,116

ServiceNow, Inc. †	3,000	237,450

SK Hynix, Inc. (South Korea)	67,983	2,488,065

SoftBank Corp. (Japan)	4,500	291,518

Super Micro Computer, Inc. †	492	11,498

SYNNEX Corp.	112	12,780

Synopsys, Inc. †	2,600	154,310

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	984,350	5,772,973

Techtronic Industries Co., Ltd. (Hong Kong)	61,000	239,221

Tencent Holdings, Ltd. (China)	265,600	7,359,292

Tessera Technologies, Inc.	350	13,454

Texas Instruments, Inc.	6,700	470,206

Tokyo Electron, Ltd. (Japan)	5,900	520,651

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (59.8%)* cont.	Shares	Value

Technology cont.
Tower Semiconductor, Ltd. (Israel) † S	1,514	$22,983

Tripod Technology Corp. (Taiwan)	607,000	1,353,356

Woodward, Inc.	314	19,619

Xerox Corp.	417,900	4,233,327

Yandex NV Class A (Russia) †	29,327	617,333

250,199,194
Transportation (1.4%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,074	20,740

Aena SA (Spain)	2,419	356,792

Air Canada (Canada) †	17,400	140,585

Alaska Air Group, Inc.	202	13,304

ANA Holdings, Inc. (Japan)	326,000	886,153

A. P. Moeller-Maersk A/S Class B (Denmark)	624	915,113

Asia Aviation PCL NVDR (Thailand) †	4,552,000	946,771

Aurizon Holdings, Ltd. (Australia)	119,969	432,096

Central Japan Railway Co. (Japan)	17,400	2,976,904

ComfortDelgro Corp., Ltd. (Singapore)	215,200	445,757

Delta Air Lines, Inc.	175,277	6,898,903

Deutsche Post AG (Germany)	86,842	2,713,950

DHT Holdings, Inc. (Bermuda)	2,173	9,105

easyJet PLC (United Kingdom)	9,723	126,907

Japan Airlines Co., Ltd. (Japan)	17,900	526,958

Matson, Inc.	167	6,660

Qantas Airways, Ltd. (Australia)	184,483	442,537

Royal Mail PLC (United Kingdom)	246,098	1,561,406

Scorpio Tankers, Inc.	1,630	7,547

Southwest Airlines Co.	3,700	143,893

Transurban Group (Units) (Australia)	43,486	379,217

United Parcel Service, Inc. Class B	107,800	11,789,008

Wabtec Corp.	212	17,310

Yangzijiang Shipbuilding Holdings, Ltd. (China)	2,323,600	1,286,256

33,043,872
Utilities and power (2.5%)
Adani Transmission, Ltd. (India) †	847,386	488,462

American Electric Power Co., Inc.	35,700	2,292,297

American Water Works Co., Inc.	1,700	127,228

AusNet Services (Units) (Australia)	172,126	216,546

Centrica PLC (United Kingdom)	95,782	283,305

China Water Affairs Group, Ltd. (China)	2,220,000	1,433,230

Chubu Electric Power Co., Inc. (Japan)	59,600	867,756

Cia Paranaense de Energia-Copel (Preference) (Brazil)	55,500	573,917

CLP Holdings, Ltd. (Hong Kong)	150,500	1,562,513

Concord New Energy Group, Ltd. (China)	23,350,000	1,226,278

Dynegy, Inc. †	956	11,845

E.ON SE (Germany)	167,810	1,190,247

Edison International	64,300	4,645,675

EDP — Energias do Brasil SA (Brazil)	168,574	745,382

Endesa SA (Spain)	76,291	1,635,184

Enel SpA (Italy)	564,683	2,517,046

44 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value

Utilities and power cont.
Entergy Corp.	168,024	$12,892,482

Eversource Energy	1,700	92,106

Great Plains Energy, Inc.	2,900	79,141

HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	157,500	154,647

Huadian Fuxin Energy Corp, Ltd. (China)	3,296,000	786,185

Iberdrola SA (Spain)	184,578	1,254,855

Korea Electric Power Corp. (South Korea)	1,522	74,535

NiSource, Inc.	105,200	2,536,372

PG&E Corp.	6,500	397,605

Power Grid Corp. of India, Ltd. (India)	536,545	1,424,434

PPL Corp.	134,400	4,646,208

RWE AG (Germany) †	42,556	733,094

Southern Co. (The)	6,700	343,710

SSE PLC (United Kingdom)	17,976	365,337

Tenaga Nasional Bhd (Malaysia)	343,800	1,190,108

Toho Gas Co., Ltd. (Japan)	121,000	1,132,645

Tohoku Electric Power Co., Inc. (Japan)	53,800	701,644

Tokyo Electric Power Company Holdings, Inc. (Japan) †	50,200	217,109

Tokyo Gas Co., Ltd. (Japan)	92,000	409,340

UGI Corp.	143,750	6,503,250

Uniper SE (Germany) †	16,781	205,569

Vectren Corp.	12,900	647,580

Veolia Environnement SA (France)	37,699	868,158

Westar Energy, Inc.	32,600	1,850,050

		59,323,075

Total common stocks (cost $1,302,581,187)		$1,430,594,463

CORPORATE BONDS AND NOTES (11.3%)*	Principal amount	Value

Basic materials (0.9%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 6/1/23	$235,000	$237,350

Agrium, Inc. sr. unsec. notes 3.375%, 3/15/25 (Canada)	215,000	221,516

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	70,000	77,849

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	70,000	75,163

Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	20,000	19,250

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	75,000	71,379

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	568,000	687,280

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	95,000	103,313

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	695,000	738,528

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	199,753

Beacon Roofing Supply, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 10/1/23	295,000	318,600

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Basic materials cont.
Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9.75%, 10/15/23	$275,000	$323,125

BMC East, LLC 144A company guaranty sr. notes
5.50%, 10/1/24	290,000	290,000

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	290,000	294,350

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10.75%, 8/15/23	485,000	556,538

Builders FirstSource, Inc. 144A company guaranty sr. unsub.
notes 5.625%, 9/1/24	195,000	199,875

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	210,000	240,740

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	212,000	232,405

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	563,750

CF Industries, Inc. company guaranty sr. unsec. notes
5.375%, 3/15/44	48,000	47,379

CF Industries, Inc. company guaranty sr. unsec. notes
5.15%, 3/15/34	60,000	60,645

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7.125%, 5/1/20	57,000	65,625

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	175,000	171,938

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	175,000	170,625

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	190,000	179,313

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	410,000	419,225

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	89,760

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	195,000	194,031

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	522,816

E.I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	265,000	284,314

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	140,000	147,694

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	430,000	385,925

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	50,000	46,250

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	167,000	171,593

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	245,000	253,881

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	25,000	22,750

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9.50%, 2/1/23	485,000	554,088

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.625%, 4/29/24	719,000	732,661

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/16/25	$486,000	$475,156

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2.875%, 4/16/20	822,000	815,424

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5.75%, 4/15/24	120,000	126,000

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	335,000	335,838

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	40,000	41,600

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4.875%, 11/15/20	249,000	259,583

INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	208,000	206,977

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	215,000	236,500

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	275,000	312,125

Louisiana-Pacific Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 9/15/24	205,000	205,000

Lubrizol Corp. (The) sr. unsec. notes 8.875%, 2/1/19	135,000	157,797

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	130,000	128,780

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	175,000	185,281

Methanex Corp. sr. unsec. unsub. notes 5.65%,
12/1/44 (Canada)	180,000	155,883

Methanex Corp. sr. unsec. unsub. notes 3.25%,
12/15/19 (Canada)	19,000	18,883

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	405,000	475,100

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	90,000	92,475

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	65,000	66,625

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	380,000	402,914

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	310,000	317,363

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	196,563

Packaging Corp. of America sr. unsec. unsub. notes
4.50%, 11/1/23	145,000	160,356

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	33,300

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	265,000	264,338

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	70,000	74,375

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	150,000	160,875

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	112,000	128,100

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	145,000	154,425

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Basic materials cont.
Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	$55,000	$58,094

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	50,000	52,500

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	50,000	53,625

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7.50%, 11/20/25 (Ireland)	150,000	177,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	393,000	413,633

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	199,025

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,638

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 10/1/21	30,000	31,163

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	40,250

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	55,000	60,156

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	380,000	320,150

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	45,000	41,513

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	145,000	132,313

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	255,000	264,563

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	230,000	236,900

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	28,000	29,295

USG Corp. 144A company guaranty sr. unsec. notes
5.50%, 3/1/25	250,000	268,125

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	211,820

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	1,300,000	1,297,115

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	395,000	538,605

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	266,962

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	210,000	222,403

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	480,617

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	415,000	451,313

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	211,000

		22,234,691

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Capital goods (0.5%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	$666,000	$699,300

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 10/1/24	225,000	230,625

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7.75%, 11/15/19	174,000	197,055

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	210,000	208,950

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	205,000	206,025

Ardagh Packaging Finance PLC/Ardagh Holdings USA,
Inc. 144A company guaranty sr. unsec. notes 7.25%,
5/15/24 (Ireland)	430,000	456,875

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6.50%, 6/15/23 (Canada)	110,000	113,300

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	240,000	250,200

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	75,000	76,125

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	80,000	84,400

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	76,000	78,660

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	225,000	228,375

Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	115,762

Bombardier, Inc. 144A sr. unsec. unsub. notes 4.75%,
4/15/19 (Canada)	220,000	213,950

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	340,075

Cortes NP Acquisition Corp. 144A sr. unsec. notes
9.25%, 10/15/24	120,000	120,000

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	885,000	928,080

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	100,000	111,875

Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	243,888

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7.75%, 12/15/20 (Luxembourg)	115,000	119,888

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	355,000	336,363

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	159,564

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	102,332

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	155,000	205,913

Honeywell International, Inc. sr. unsec. unsub. notes
4.25%, 3/1/21	120,000	133,882

KLX, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/1/22	400,000	414,000

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	595,000	813,333

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Capital goods cont.
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	$480,000	$549,600

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	315,000	311,063

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	106,000	120,117

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	112,000	120,609

Moog, Inc. 144A company guaranty sr. unsec. notes
5.25%, 12/1/22	315,000	325,631

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	434,194

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	145,000	152,613

Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	79,366

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8.25%, 2/15/21 (New Zealand)	100,000	104,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. FRN
4.127%, 7/15/21	445,000	451,675

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. unsec.
unsub. notes 7.00%, 7/15/24	230,000	246,675

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	394,000	413,700

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	100,000	101,250

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	97,000	99,183

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	350,000	380,625

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/21	39,000	41,340

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	234,000	246,285

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6.375%, 6/15/26	160,000	165,200

United Technologies Corp. sr. unsec. unsub. notes 4.50%, 6/1/42	130,000	150,568

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.75%, 4/29/25	250,000	262,500

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.50%, 4/29/22	415,000	440,058

12,385,297
Communication services (1.1%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	140,000	166,946

American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,333,772

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	505,000	540,173

AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	475,000	521,019

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	392,000	410,210

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	393,000	403,771

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	885,000	887,655

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Communication services cont.
Cablevision Systems Corp. sr. unsec. unsub. notes
8.00%, 4/15/20	$56,000	$58,660

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6.625%, 1/31/22	115,000	120,463

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5.25%, 9/30/22	161,000	168,245

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	135,000	140,738

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	350,000	372,750

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	65,000	68,900

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	155,000	161,781

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	154,000	160,160

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	34,000	35,955

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	345,000	345,000

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	210,000	209,477

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	1,112,000	1,344,766

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	283,000	312,165

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6.50%, 1/15/17	890,000	903,555

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	118,403

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	393,000	572,958

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	48,422

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	185,000	255,417

Crown Castle International Corp. sr. unsec. notes
5.25%, 1/15/23 R	875,000	990,798

Crown Castle International Corp. sr. unsec. notes
4.875%, 4/15/22 R	166,000	185,090

Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	21,965

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	355,021

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	487,350

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	326,000	344,745

CSC Holdings, LLC 144A sr. unsec. unsub. notes
10.125%, 1/15/23	660,000	760,650

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	303,107

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Communication services cont.
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	$200,000	$176,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	220,000	217,250

Frontier Communications Corp. sr. unsec. notes
11.00%, 9/15/25	245,000	255,719

Frontier Communications Corp. sr. unsec. notes
10.50%, 9/15/22	315,000	333,900

Frontier Communications Corp. sr. unsec. notes
8.875%, 9/15/20	70,000	75,513

Frontier Communications Corp. sr. unsec. notes 6.25%, 9/15/21	20,000	19,225

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	42,000	39,218

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	121,000	91,355

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,690	12,722

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	38,000	12,730

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8.125%, 6/1/23 (Luxembourg)	58,000	19,575

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	90,000	125,833

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22	60,000	62,700

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 1/15/21	161,000	167,038

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 1/15/24	180,000	187,538

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 8/15/22	150,000	156,750

Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	132,000	146,220

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	54,486

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25	85,000	93,018

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8.75%, 5/1/32 (Canada)	166,000	244,771

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	255,548

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	407,000

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	675,000	633,656

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	87,218

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17	157,000	163,280

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	234,000	258,278

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	418,000	420,613

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Communication services cont.
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	$589,000	$591,209

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	557,000	596,686

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	97,875

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	174,000	181,830

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	64,099

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	10,000	10,775

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	62,000	65,333

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	280,000	296,100

TCI Communications, Inc. sr. unsec. unsub. notes
7.125%, 2/15/28	205,000	289,947

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	511,185

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57%, 4/27/23 (Spain)	327,000	363,670

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045%, 6/20/36 (Spain)	120,000	157,314

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20	618,000	635,557

Verizon Communications, Inc. sr. unsec. unsub. notes
6.40%, 9/15/33	60,000	77,739

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	2,009,000	2,124,178

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	354,476

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/22 (Canada)	367,000	382,598

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	1,532,000	1,528,216

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	335,000	326,625

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	284,000	298,933

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	316,000	286,770

27,068,356
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	320,000	340,400

340,400
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7.75%, 12/1/45	1,225,000	1,805,252

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	871,000	871,960

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5.875%, 2/15/22	101,000	104,535

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 6/15/25	$110,000	$111,100

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	235,000	245,869

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	330,000	300,300

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	445,600

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	158,000	87,690

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	135,313

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6.375%, 4/1/26	80,000	85,800

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6.50%, 12/15/20 (Canada)	245,000	253,575

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	367,000	370,780

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	286,000	314,243

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	80,000	85,600

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	930,000	1,320,390

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9.125%, 5/1/19	123,000	128,843

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	118,000	122,130

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	121,975

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	70,350

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	233,000	230,379

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	560,000	583,100

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23	375,000	375,469

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24	150,000	147,000

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	412,967

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23	65,000	69,956

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7.00%, 8/1/23	210,000	222,863

Entercom Radio, LLC company guaranty sr. unsec. notes
10.50%, 12/1/19	156,000	162,435

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	395,000	445,402

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	565,000	592,232

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)	250,000	257,188

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. bonds 7.70%, 5/15/97		$146,000	$180,335

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47		465,000	762,289

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31		515,000	681,188

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46		210,000	303,239

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
8.125%, 1/15/20		480,000	566,186

General Motors Co. sr. unsec. notes 6.25%, 10/2/43		110,000	129,826

General Motors Co. sr. unsec. notes 5.20%, 4/1/45		35,000	36,406

General Motors Co. sr. unsec. unsub. notes 6.75%, 4/1/46		490,000	614,301

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		241,000	245,260

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21		375,000	379,605

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.00%, 9/25/17		222,000	224,835

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		137,000	141,146

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		55,000	55,520

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		861,000	873,318

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4.875%, 11/1/20		179,000	192,873

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. unsub. notes 5.375%, 4/15/26		110,000	118,250

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		260,000	261,950

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6.625%, 7/25/22 (Canada)	CAD	227,000	181,244

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$460,000	524,877

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.625%, 5/15/24		155,000	159,069

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24		45,000	45,900

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		410,000	425,752

Host Hotels & Resorts LP sr. unsec. unsub. notes
6.00%, 10/1/21 R		89,000	102,644

Host Hotels & Resorts LP sr. unsec. unsub. notes
5.25%, 3/15/22 R		421,000	465,698

Howard Hughes Corp. (The) 144A sr. unsec. notes
6.875%, 10/1/21		463,000	486,729

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		395,000	438,073

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		50,000	51,555

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		169,000	133,721

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		155,000	161,781

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		75,000	81,750

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	$400,000	$400,952

JC Penney Corp, Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	60,000	62,475

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	120,000	117,000

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95%, 7/2/64	250,000	261,218

L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21	138,000	159,218

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	73,000	81,578

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	115,000	119,744

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	85,000	89,250

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25	35,000	37,888

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	295,000	316,756

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	141,000	145,583

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/22	130,000	136,175

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	175,000	184,625

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	305,000	304,047

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	225,000	252,000

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	45,000	47,925

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	140,000	157,850

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	185,419

Mustang Merger Corp. 144A sr. unsec. notes 8.50%, 8/15/21	50,000	53,188

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	162,000	161,190

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	180,000	167,400

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.75%, 10/15/21 ‡‡	355,000	278,675

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.00%, 10/15/21	120,000	100,200

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	250,000	250,625

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	275,000	287,375

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	55,000	59,350

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55%, 3/15/26	185,000	196,117

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	$690,000	$729,250

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	126,000

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	155,000	161,200

Penn National Gaming, Inc. sr. unsec. sub. notes
5.875%, 11/1/21	227,000	234,378

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 10/1/22	172,000	178,450

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 5/15/26	140,000	139,650

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 12/1/24	135,000	135,675

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	390,000	409,019

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	293,000	338,415

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	399,000

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	203,099

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	108,212

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	535,000	543,694

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	320,000	328,800

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12.125%, 9/1/18	207,000	211,916

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	268,185

S&P Global, Inc. 144A company guaranty sr. unsec. bonds
2.95%, 1/22/27	665,000	668,538

Sabre GLBL, Inc. 144A company guaranty sr. notes
5.375%, 4/15/23	165,000	169,538

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	820,000	756,450

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	50,000	38,500

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	140,000	148,050

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	530,000	541,925

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6.00%, 7/15/24	157,000	166,813

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5.25%, 1/15/21	277,000	286,003

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	110,000	118,800

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	6,000	6,495

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 12/15/24	85,000	92,041

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Standard Industries, Inc. 144A sr. unsec. notes
5.375%, 11/15/24	$340,000	$350,200

Standard Industries, Inc./NJ 144A sr. unsec. notes
5.125%, 2/15/21	30,000	31,500

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6.375%, 6/1/21	140,000	140,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	101,000	104,283

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	107,000	109,943

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 9/15/21	105,000	109,200

Tempur Sealy International, Inc. 144A company guaranty sr.
unsec. unsub. bonds 5.50%, 6/15/26	125,000	128,750

Tiffany & Co. sr. unsec. unsub. notes 4.90%, 10/1/44	220,000	222,977

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	650,000	657,732

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 4/1/23	70,000	71,050

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	885,000	889,789

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	150,000	151,781

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	42,000	42,840

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	285,000	286,781

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8.50%, 5/15/21	136,000	140,760

Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	228,377

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	105,000	113,966

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	540,000	796,263

Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	80,000	84,385

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	30,000	34,736

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	197,925

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	166,650

Wyndham Worldwide Corp. sr. unsec. unsub. notes
5.625%, 3/1/21	210,000	235,574

36,922,997
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6.00%, 4/1/22 (Canada)	335,000	350,913

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4.625%, 1/15/22 (Canada)	80,000	83,200

Altria Group, Inc. company guaranty sr. unsec. notes
9.25%, 8/6/19	5,000	6,074

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	138,000	154,038

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Consumer staples cont.
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	$545,000	$569,055

AMN Healthcare, Inc. 144A company guaranty sr. unsec. notes
5.125%, 10/1/24	75,000	75,750

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.90%, 2/1/46	1,282,000	1,525,299

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65%, 2/1/26	1,158,000	1,243,692

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/21	1,125,000	1,160,883

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1.25%, 1/17/18	321,000	320,929

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	355,000	573,057

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	350,000	356,913

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22	300,000	315,375

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	260,000	273,975

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	197,000	171,883

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8.50%, 6/15/19	13,000	15,233

Cargill, Inc. 144A sr. unsec. notes 4.10%, 11/1/42	185,000	196,145

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	230,000	229,138

Ceridian HCM Holding, Inc. 144A sr. unsec. notes
11.00%, 3/15/21	409,000	432,518

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.20%, 11/1/23	205,000	220,500

ConAgra Foods, Inc. sr. unsec. notes 7.00%, 4/15/19	107,000	119,627

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	129,000	148,189

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	438,000	496,768

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	885,000	900,933

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	10,622	12,244

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	162,099	179,629

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	145,000	154,063

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	416,000	417,205

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4.50%, 2/15/45	470,000	500,768

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7.00%, 10/15/37	308,000	420,063

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5.625%, 3/15/42	226,000	273,411

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85%, 11/15/24	86,000	92,530

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
notes 3.875%, 6/27/24 (Mexico)	235,000	244,361

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes
8.25%, 2/1/20 (Brazil)	$59,000	$60,844

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	505,000	526,774

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.25%, 6/1/26	200,000	211,500

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.00%, 6/1/24	200,000	209,000

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6.875%, 1/26/39	340,000	471,934

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6.50%, 2/9/40	180,000	241,652

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	340,000	472,755

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10.25%, 1/1/18	29,000	29,615

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	155,000	157,713

McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37	56,000	73,947

McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	174,000	218,181

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,030,000	1,121,781

PepsiCo, Inc. sr. unsec. unsub. notes 7.90%, 11/1/18	185,000	209,833

PepsiCo, Inc. sr. unsec. unsub. notes 4.25%, 10/22/44	65,000	74,472

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	879,000	880,860

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	90,000	92,700

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	126,000	130,410

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	196,000	199,920

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 6.25%, 8/1/24	115,000	118,738

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	295,000	318,355

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	132,000	146,100

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	188,000	221,425

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	42,625	22,165

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	25,000	25,953

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	253,611

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	190,000	215,888

18,940,487
Energy (1.3%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	225,000	262,868

Anadarko Petroleum Corp. sr. unsec. unsub. notes
5.55%, 3/15/26	215,000	245,416

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	80,000	81,500

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	179,335

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Energy cont.
Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/21	$126,000	$127,418

Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	15,000	15,621

Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	124,000	127,242

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 10/1/22	187,000	173,443

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.625%, 6/1/24 (Canada)	119,000	96,985

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.125%, 6/1/21 (Canada)	19,000	15,604

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	270,000	275,900

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315%, 2/13/20 (United Kingdom)	185,000	188,362

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846%, 5/5/17 (United Kingdom)	885,000	888,845

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	492,000	327,180

Callon Petroleum Co. 144A sr. unsec. notes 6.125%, 10/1/24 ##	105,000	108,675

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	1,185,000	1,212,698

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	70,000	72,450

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	355,000	383,664

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	115,000	94,895

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	420,000	425,775

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	871,000	870,366

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	179,000	184,818

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5.50%, 10/1/22	76,000	78,850

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	885,000	878,894

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	65,000	59,475

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	345,000	344,138

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	185,000	177,600

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.70%, 4/1/19	270,000	263,250

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	195,000	145,275

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	287,000	300,633

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	158,000	156,870

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	300,000	371,635

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Energy cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	$633,000	$449,430

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	30,000	29,490

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	210,000	210,525

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	225,000	266,828

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	255,000	262,331

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	60,000	74,428

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6.75%, 3/1/21 (In default) †	30,000	8,100

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	490,000	506,538

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	60,000	58,200

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	634,000	307,490

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10.375%, 2/15/17 (Canada) F	100,000	5

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%, 6/1/25	110,000	104,461

MEG Energy Corp. 144A company guaranty sr. unsec. notes
7.00%, 3/31/24 (Canada)	145,000	114,550

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.50%, 3/15/21 (Canada)	130,000	106,113

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	340,000	375,517

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	265,000	273,931

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	210,000	216,300

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	105,000	105,263

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	245,000	145,469

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	71,625

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	215,000	205,863

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	419,538

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 8.75%, 5/23/26 (Brazil)	816,000	901,680

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6.25%, 3/17/24 (Brazil)	3,088,000	3,003,080

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4.875%, 3/17/20 (Brazil)	695,000	696,738

Petroleos de Venezuela SA sr. unsec. notes 5.125%,
10/28/16 (Venezuela)	715,000	693,550

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	515,000	216,249

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	300,000	261,690

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	$250,000	$238,750

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,125,000	1,196,807

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	250,000	253,125

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,280,000	1,241,344

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95%, 5/1/17	885,000	892,965

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	355,000	359,438

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	90,000	81,900

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	135,000	124,200

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	285,000	306,731

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	1,125,000	1,153,125

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	540,000	586,913

Samson Investment Co. company guaranty sr. unsec. notes
9.75%, 2/15/20 (In default) †	361,000	14,440

SandRidge Energy, Inc. 144A company guaranty notes 8.75%,
6/1/20 (In default) †	175,000	63,000

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	105,000	109,069

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8.25%, 5/15/20 (Canada)	180,000	191,925

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22 F	80,000	8

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6.625%, 11/15/19 F	179,000	18

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.20%, 3/22/17 (Netherlands)	950,000	969,351

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2.125%, 5/11/20 (Netherlands)	110,000	111,545

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	223,000	228,018

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	135,000	126,900

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	105,000	106,050

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	68,000	68,680

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	310,000	310,000

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	131,597

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	155,000	155,969

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	75,094

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †	42,000	5,460

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55%, 6/28/17 (France)	871,000	873,484

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Energy cont.
Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6.75%, 7/15/22 (In default) †	$75,000	$16,500

Unit Corp. company guaranty sr. unsec. sub. notes
6.625%, 5/15/21	65,000	55,250

Western Gas Partners LP sr. unsec. unsub. notes 4.65%, 7/1/26	80,000	83,197

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	68,000	62,900

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	210,000	203,175

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	235,000	291,400

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	30,000	34,725

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	11,000	12,568

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	360,000	389,729

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	127,000	129,858

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22	56,000	58,141

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	583,000	589,245

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4.875%, 5/15/23	234,000	236,633

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	80,625

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	275,000	290,813

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	344,000	343,355

32,074,682
Financials (3.2%)
ABN Amro Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	428,420

Aflac, Inc. sr. unsec. unsub. notes 6.90%, 12/17/39	220,000	310,809

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	135,000	141,491

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	885,000	918,046

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	165,000	160,875

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	357,000	440,003

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	115,393

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	269,000	305,988

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	146,000	151,840

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	559,744

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	109,000	120,173

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	230,000	224,900

American Express Co. sr. unsec. bonds 8.125%, 5/20/19	750,000	872,738

American Express Co. sr. unsec. notes 7.00%, 3/19/18	617,000	665,534

American Express Co. sr. unsec. notes 6.15%, 8/28/17	1,053,000	1,097,392

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	517,903

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Financials cont.
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	$200,000	$219,787

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	425,000	442,349

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	332,322

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	185,000	185,727

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	484,181

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	81,234

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,227,000	1,232,649

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	565,000	565,842

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,254,473

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2.50%,
1/11/17 (Canada)	871,000	874,062

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969%, 6/20/17	270,000	271,443

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	515,968

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	885,000	885,560

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.20%, 3/10/17 (Japan)	895,000	894,976

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	262,000	333,733

Barclays PLC jr. unsec. sub. FRB 6.625%, perpetual maturity
(United Kingdom)	405,000	370,069

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919%, perpetual maturity (Spain)	370,000	369,075

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	101,229

BGC Partners, Inc. 144A sr. unsec. notes 5.125%, 5/27/21	215,000	225,105

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1.375%, 3/17/17 (France)	1,056,000	1,057,318

BNP Paribas SA sr. unsec. notes Ser. MTN, 2.375%,
9/14/17 (France)	110,000	110,818

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	450,000	489,767

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	344,070

Camden Property Trust sr. unsec. unsub. notes
4.875%, 6/15/23 R	190,000	211,830

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	188,918

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	610,000	641,072

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	198,225

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	252,945

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	137,000	144,304

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	$339,000	$353,395

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	62,000	63,318

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	92,220

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20	118,000	126,113

CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/15/18	109,000	113,633

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	342,000	363,375

CIT Group, Inc. 144A sr. unsec. notes 6.625%, 4/1/18	213,000	226,046

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	146,000	154,578

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%,
perpetual maturity	14,000	14,490

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%,
perpetual maturity	324,000	330,512

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	42,000	42,420

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95%,
perpetual maturity	376,000	382,832

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	160,000	182,470

CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25	405,000	401,963

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	815,000	937,658

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1.625%, 3/12/18	385,000	386,276

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1.125%, 3/13/17	1,210,000	1,210,312

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3.375%, 1/19/17 (Netherlands)	792,000	797,358

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	87,975

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	348,000	349,740

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%,
perpetual maturity (Switzerland)	490,000	465,500

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	75,000	90,075

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	190,000	119,700

Dresdner Funding Trust I 144A jr. unsec. sub. notes
8.151%, 6/30/31	100,000	119,000

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	16,000	17,501

E*Trade Financial Corp. sr. unsec. unsub. notes
5.375%, 11/15/22	140,000	149,234

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23	170,000	175,950

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	380,000	409,651

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	235,000	234,706

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	393,663

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Financials cont.
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	$156,000	$151,125

Five Corners Funding Trust 144A sr. unsec. bonds
4.419%, 11/15/23	230,000	248,360

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	1,586,000	1,780,071

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15%, 11/15/66	95,000	42,513

Goldman Sachs Group, Inc. (The) sr. unsec. notes
7.50%, 2/15/19	335,000	378,645

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	950,429

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	494,000	499,460

Goldman Sachs Group, Inc. (The) unsec. sub. notes
6.75%, 10/1/37	122,000	155,404

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	100,000	113,613

HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	195,000	204,744

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	155,000	160,107

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	110,000	112,214

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176%, perpetual maturity (Jersey)	833,000	1,262,678

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	688,000	791,378

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	135,287

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8.125%, 7/15/19 ‡‡	30,000	29,250

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	234,000	238,680

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	322,000	323,610

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	174,000	167,040

ING Bank NV 144A unsec. sub. notes 5.80%,
9/25/23 (Netherlands)	1,960,000	2,192,187

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	45,000	48,713

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	162,243

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	55,000	54,856

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	488,000	494,710

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	363,000	372,983

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN,
2.295%, 8/15/21	690,000	691,501

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	882,000	887,048

JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	115,000	122,706

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	962,000	977,115

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5.125%, 6/1/44	160,000	162,823

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Financials cont.
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	$355,000	$412,767

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.80%, 3/15/37	1,054,000	1,233,180

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	207,072

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	185,000	206,113

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%,
12/1/45 (United Kingdom)	479,000	509,845

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	313,906

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	330,000	369,421

Metropolitan Life Global Funding I 144A sr. notes
3.00%, 1/10/23	155,000	159,852

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	100,000	108,470

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	385,000	415,574

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes
3.85%, 3/1/26 (Japan)	255,000	276,582

Morgan Stanley sr. unsec. unsub. bonds 4.75%, 3/22/17	966,000	981,908

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6.375%, 3/1/24 R	115,000	124,775

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.524%,
12/9/19 (Australia)	725,000	725,338

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	475,000	482,097

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	220,000	223,564

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	310,000	303,800

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
9.375%, 8/15/39	135,000	212,877

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5.875%, 3/15/22	243,000	253,631

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4.875%, 4/15/45	250,000	213,438

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	120,000	126,150

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	120,000	126,300

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	515,000	518,373

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT,
1.125%, 1/27/17	890,000	890,549

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	234,000	256,024

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	346,000	333,025

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	284,000	286,485

Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	160,000	177,400

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	$388,000	$417,100

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	144,000	148,320

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	75,000	82,646

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	885,000	897,454

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	310,637

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	188,088

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	760,000	760,806

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%,
7/3/18 (United Kingdom)	515,000	528,964

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	400,000	408,802

Santander UK Group Holdings PLC 144A unsec. sub. notes
4.75%, 9/15/25 (United Kingdom)	280,000	279,457

Santander UK PLC sr. unsec. unsub. bonds 1.375%, 3/13/17
(United Kingdom)	950,000	949,994

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	369,010

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes
6.125%, 2/7/22 (Russia)	220,000	242,550

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub.
notes 4.95%, 2/7/17 (Russia)	320,000	323,188

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	35,000	35,539

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	35,000	35,208

Simon Property Group LP sr. unsec. unsub. notes
2.20%, 2/1/19 R	760,000	774,663

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	802,000	804,481

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	375,000	379,669

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	85,000	93,288

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7.75%, 10/1/21	50,000	52,438

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20	524,000	536,445

Springleaf Finance Corp. sr. unsec. unsub. notes
5.25%, 12/15/19	40,000	40,850

Standard Chartered Bank 144A unsec. sub. notes 8.00%,
5/30/31 (United Kingdom)	270,000	356,194

Standard Chartered PLC unsec. sub. notes 5.70%, 1/25/22
(United Kingdom)	250,000	273,705

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	458,000	462,120

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	271,338

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8.125%, 9/15/17), 3/15/46 ††	570,000	575,700

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8.50%, 9/15/18	$56,000	$41,720

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	72,000	72,199

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	110,000	150,312

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	249,600

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	206,000	200,464

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 4.125%, 4/15/26 (Jersey)	508,000	534,520

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 3.00%, 4/15/21 (Jersey)	1,045,000	1,073,517

US Bank of NA/Cincinnati, OH sr. unsec. notes Ser. BKNT,
1.10%, 1/30/17	900,000	900,142

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	235,000	238,525

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	410,000	424,350

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	85,000	89,888

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	2,000,000	2,206,365

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	300,000	316,881

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6.875%, 5/29/18 (Russia)	1,976,000	2,094,702

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95%, 10/17/22 (Russia)	400,000	427,000

Wachovia Corp. sr. unsec. notes 5.75%, 6/15/17	95,000	97,801

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	125,000	127,031

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	477,400

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	871,000	874,764

Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	240,832

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	244,605

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	95,000	99,493

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	290,000	293,263

75,536,001
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	14,000	14,634

AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	240,000	246,142

AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	820,000	835,969

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17	793,000	795,605

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6.125%, 3/15/21	220,000	227,150

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5.125%, 7/1/22	140,000	138,600

70 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Health care cont.
Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	$403,000	$440,650

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	201,000	211,017

Actavis Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	595,000	601,135

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	255,000	243,525

Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	345,000	365,249

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	885,000	890,134

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	270,000	376,913

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 9/15/17
(United Kingdom)	885,000	923,560

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	498,059

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	245,000	265,825

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	290,000	307,400

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	185,850

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5.125%, 8/1/21	68,000	67,490

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	259,000	222,740

Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	257,752

Concordia International Corp. 144A company guaranty sr.
unsec. notes 7.00%, 4/15/23 (Canada)	180,000	115,200

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10.50%, 12/15/18 (Luxembourg)	215,000	218,225

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22	227,000	200,328

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	389,000	411,368

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	120,000	106,500

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6.50%, 2/1/25 (Ireland)	310,000	273,963

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)	285,000	260,063

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	120,000	122,700

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	370,000	393,125

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	532,000	590,520

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	260,000	274,300

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	244,000	251,930

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	55,080

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	50,000	51,625

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	187,200

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	554,000	593,547

Dynamic Asset Allocation Growth Fund 71

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Health care cont.
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	$115,000	$124,488

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	118,438

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	85,000	89,356

Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	763,000	765,898

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	144,550

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	530,000	535,300

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	534,000	561,341

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	168,000	174,720

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	445,000	471,700

Shire Acquisitions Investments Ireland DAC company guaranty
sr. unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	130,000	130,906

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	105,000	109,200

Tenet Healthcare Corp. company guaranty sr. bonds
4.50%, 4/1/21	53,000	53,331

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	82,000	81,590

Tenet Healthcare Corp. company guaranty sr. FRN
4.35%, 6/15/20	185,000	185,944

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	305,000	326,350

Tenet Healthcare Corp. company guaranty sr. notes
4.75%, 6/1/20	31,000	31,465

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	174,000	184,005

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	259,000	260,198

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	396,000	420,874

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	345,543

UnitedHealth Group, Inc. sr. unsec. unsub. notes
4.625%, 11/15/41	55,000	63,670

UnitedHealth Group, Inc. sr. unsec. unsub. notes
3.95%, 10/15/42	245,000	259,849

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	253,449

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	183,000	171,563

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	160,000	137,800

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	180,000	155,250

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	14,000	12,495

72 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	$85,000	$72,675

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	305,000	282,125

18,745,146
Technology (0.5%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	162,307

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	15,000	15,325

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	289,091

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	319,977

Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	115,000	25,300

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	305,000	224,938

Cisco Systems, Inc. sr. unsec. unsub. notes 3.15%, 3/14/17	395,000	398,940

Cisco Systems, Inc. sr. unsec. unsub. notes 1.10%, 3/3/17	401,000	401,161

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	130,000	138,613

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,082,000	1,190,036

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	242,000	289,759

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	1,151,000	1,233,247

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
unsec. notes 5.875%, 6/15/21	80,000	84,998

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	885,000	886,058

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5.00%, 3/15/22	105,000	108,753

Fidelity National Information Services, Inc. sr. unsec. unsub.
notes 5.00%, 10/15/25	170,000	193,862

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	385,000	407,138

First Data Corp. 144A notes 5.75%, 1/15/24	225,000	231,188

First Data Corp. 144A sr. notes 5.375%, 8/15/23	180,000	185,400

IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	389,576

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	395,000	383,150

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	365,000	369,563

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	65,000	68,250

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	890,000	892,779

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	231,000	246,593

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	80,000	84,400

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	84,000	91,451

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5.875%, 2/15/22	180,000	183,600

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23	125,000	138,843

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	355,000	355,300

Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	76,030

Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	250,000	269,713

Dynamic Asset Allocation Growth Fund 73

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Technology cont.
NXP BV/NXP Funding, LLC 144A Company guaranty sr. unsec.
notes 4.625%, 6/1/23 (Netherlands)	$335,000	$366,406

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	550,100

Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	363,513

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	200,000	206,000

Zebra Technologies Corp. sr. unsec. unsub. bonds
7.25%, 10/15/22	295,000	319,706

12,141,064
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes
6.375%, 5/15/23	480,000	464,400

Burlington Northern Santa Fe, LLC sr. unsec. notes
5.40%, 6/1/41	105,000	133,178

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	95,000	123,388

CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	255,239

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	95,998	108,358

FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	46,426

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3.75%, 9/3/26	155,483	163,257

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6.375%, 4/1/23	561,000	566,610

1,860,856
Utilities and power (0.5%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	99,000	116,573

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	435,000	448,050

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	59,000	59,590

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	227,000	260,483

American Transmission Systems, Inc. 144A sr. unsec. unsub.
bonds 5.00%, 9/1/44	465,000	524,921

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	35,000	40,250

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	9,298

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	125,000	137,653

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	325,000	320,938

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	42,000	43,995

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	35,913

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	32,691

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	624,000	699,432

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.20%, 3/15/42	130,000	142,189

DPL, Inc. sr. unsec. sub. notes 6.50%, 10/15/16	19,000	19,024

Duke Energy Corp. sr. unsec. unsub. notes 2.15%, 11/15/16	265,000	265,321

Dynegy, Inc. company guaranty sr. unsec. notes
7.375%, 11/1/22	15,000	14,813

74 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	$315,000	$322,875

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	10,000	9,820

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	515,000	556,860

El Paso Natural Gas Co., LLC company guaranty sr. unsec.
unsub. notes 8.375%, 6/15/32	5,000	6,265

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.625%,
perpetual maturity (France)	682,000	669,213

Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	165,000	182,861

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	303,000	314,029

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11.75%, 3/1/22 (In default) †	134,882	165,905

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	104,000	114,140

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	410,000	425,375

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	161,887

Energy Transfer Partners LP sr. unsec. unsub. notes
6.50%, 2/1/42	85,000	90,072

Energy Transfer Partners LP sr. unsec. unsub. notes
5.20%, 2/1/22	75,000	81,311

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	531,000	563,084

GenOn Americas Generation, LLC sr. unsec. notes
8.50%, 10/1/21	220,000	187,000

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	143,000	106,535

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 7.25%, 10/1/20	132,000	136,785

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	42,000	43,680

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	255,639

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	278,744

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	154,513

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	189,818

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	329,062

Nevada Power Co. mtge. notes 7.125%, 3/15/19	115,000	130,930

NiSource Finance Corp. company guaranty sr. unsec. notes
6.125%, 3/1/22	75,000	89,490

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	231,000	241,395

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	285,000	279,300

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	188,238

Dynamic Asset Allocation Growth Fund 75

CORPORATE BONDS AND NOTES (11.3%)* cont.	Principal amount	Value

Utilities and power cont.
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	$205,000	$209,290

Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	57,288

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	80,000	88,444

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	423,100

Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	112,000	149,353

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	425,000	465,842

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,842

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5.50%, 3/1/40	75,000	97,884

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974%, 6/1/67	775,000	666,500

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	80,000	84,436

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	157,000	173,120

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	109,000	112,530

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	72,485

Southern Star Central Corp. 144A sr. unsec. notes
5.125%, 7/15/22	185,000	186,388

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11.50%, 10/1/20 (In default) †	90,000	27,450

Texas Gas Transmission, LLC 144A sr. unsec. notes
4.50%, 2/1/21	411,000	425,894

Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	22,697

Union Electric Co. sr. notes 6.40%, 6/15/17	140,000	145,033

		12,869,536

Total corporate bonds and notes (cost $261,430,599)		$271,119,513

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 3/15/46 to 3/20/46	$989,786	$1,089,808
3.50%, TBA, 10/1/46	32,000,000	33,990,000

35,079,808
U.S. Government Agency Mortgage Obligations (6.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 08/01/24 [i]	29,562	31,787

Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 11/1/46	11,000,000	12,608,750
6.00%, TBA, 10/1/46	11,000,000	12,615,625
4.50%, with due dates from 2/1/39 to 4/1/39	80,855	89,022
4.00%, TBA, 11/1/46	30,000,000	32,178,516
4.00%, TBA, 10/1/46	30,000,000	32,217,186
3.50%, with due dates from 1/1/43 to 11/1/45	1,928,210	2,048,978

76 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.1%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.50%, TBA, 10/1/46	$1,000,000	$1,055,313
3.00%, 6/1/46	1,979,230	2,068,914
3.00%, TBA, 11/1/46	22,000,000	22,819,843
3.00%, TBA, 10/1/46	23,000,000	23,909,218
3.00%, TBA, 10/1/31	17,000,000	17,847,345

		159,490,497

Total U.S. government and agency mortgage obligations (cost $194,242,813)		$194,570,305

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, 02/15/41 [i]	$47,257	$63,710

Total U.S. treasury obligations (cost $63,710)		$63,710

MORTGAGE-BACKED SECURITIES (2.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.2%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 3.025%,
7/25/25 (Bermuda) F	$134,891	$135,229

Federal Home Loan Mortgage Corporation
IFB Ser. 3072, Class SM, 21.874%, 11/15/35	81,453	129,059
IFB Ser. 3249, Class PS, 20.545%, 12/15/36	49,938	77,610
IFB Ser. 3065, Class DC, 18.287%, 3/15/35	68,374	103,516
IFB Ser. 2990, Class LB, 15.606%, 6/15/34	76,582	99,066
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2,
Class M2, 3.125%, 12/25/27	788,000	804,934
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2,
Class M1, 1.775%, 10/25/28	479,018	480,256
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M1, 1.725%, 11/25/28	242,194	242,822
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1,
Class M1, 1.575%, 3/25/25	91,216	91,250
FRB Ser. T-56, Class A, IO, 0.524%, 5/25/43	86,064	1,425
Ser. 3326, Class WF, zero %, 10/15/35	1,709	1,408
Ser. 1208, Class F, PO, zero %, 2/15/22	474	432
FRB Ser. T-56, Class 2, IO, zero %, 5/25/43	85,245	—

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 36.748%, 7/25/36	23,573	47,868
IFB Ser. 06-8, Class HP, 22.641%, 3/25/36	42,305	72,850
IFB Ser. 07-53, Class SP, 22.274%, 6/25/37	68,432	108,975
IFB Ser. 05-75, Class GS, 18.674%, 8/25/35	54,058	76,809
Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	2,087,323	182,683
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1.875%, 1/25/29	247,256	248,231
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1.725%, 7/25/24	201,689	202,137
FRB Ser. 03-W10, Class 1, IO, 0.624%, 6/25/43	100,880	1,285
FRB Ser. 01-50, Class B1, IO, 0.387%, 10/25/41	706,530	8,390

Dynamic Asset Allocation Growth Fund 77

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 01-79, Class BI, IO, 0.306%, 3/25/45	$295,201	$2,698
FRB Ser. 02-W8, Class 1, IO, 0.301%, 6/25/42	470,332	5,585
Ser. 03-34, Class P1, PO, zero %, 4/25/43	15,192	12,854

Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	826,131	146,065
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	31,012	3,219
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	171,999	26,307
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	279,470	10,922
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,878,510	183,044
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,860,390	377,724
Ser. 15-H25, Class BI, IO, 2.092%, 10/20/65	5,971,521	767,938
Ser. 15-H26, Class EI, IO, 1.702%, 10/20/65	3,345,861	352,988
Ser. 15-H24, Class BI, IO, 1.596%, 8/20/65	6,675,026	447,894

5,453,473
Commercial mortgage-backed securities (1.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.483%, 1/15/49	788,971	1,986

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.497%, 2/10/51	4,187,444	11,778

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.555%, 11/10/41	102,497	1,298
FRB Ser. 04-4, Class XC, IO, 0.044%, 7/10/42	57,829	27
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42	1,666,580	167

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-T18, Class D, 5.134%, 2/13/42	74,209	73,912
FRB Ser. 04-PR3I, Class X1, IO, 0.328%, 2/11/41	25,379	135

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.565%, 3/11/39	435,000	415,251
FRB Ser. 06-PW11, Class C, 5.565%, 3/11/39	261,000	237,072
FRB Ser. 06-PW14, Class X1, IO, 0.791%, 12/11/38	3,488,945	47,938

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.669%, 7/15/29	72,189	1,898

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4,
Class XW, IO, 0.588%, 12/11/49	1,265,675	987

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class E, 6.386%, 4/15/44	295,000	154,669
FRB Ser. 11-C2, Class E, 5.885%, 12/15/47	562,000	571,816

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.26%, 11/10/46	530,000	578,925
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	382,000	412,915
FRB Ser. 14-GC19, Class XA, IO, 1.424%, 3/10/47	1,913,858	122,506

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.731%, 10/15/49	13,531,616	5,819

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65%, 12/10/49	725,000	729,495
FRB Ser. 14-CR18, Class C, 4.895%, 7/15/47	1,626,000	1,708,423
FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47	1,156,000	1,126,947
Ser. 13-CR13, Class AM, 4.449%, 12/10/23	325,000	363,646

78 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-LC15, Class XA, IO, 1.536%, 4/10/47	$12,312,309	$777,658
FRB Ser. 14-CR17, Class XA, IO, 1.331%, 5/10/47	6,761,694	399,382
FRB Ser. 14-UBS6, Class XA, IO, 1.207%, 12/10/47	7,025,855	411,280

COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719%, 8/10/46	458,000	361,344
FRB Ser. 06-C8, Class XS, IO, 0.69%, 12/10/46	15,236,504	7,009

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.638%, 2/15/40	18,480,645	40,528
FRB Ser. 07-C2, Class AX, IO, 0.213%, 1/15/49	11,729,403	1,056

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40	52,557	54,660
FRB Ser. 03-C3, Class AX, IO, 2.201%, 5/15/38	97,496	7

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.943%, 4/15/50	1,515,000	1,289,644

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	19,878	19,878

DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.727%, 7/10/44	431,000	448,397
FRB Ser. 11-LC3A, Class D, 5.51%, 8/10/44	996,000	1,040,023

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.109%, 7/10/45	1,138,628	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.487%, 3/10/44	235,333	231,568

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.387%, 12/10/49	25,755,219	42,617

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.784%, 5/10/43	298,113	651

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.748%, 2/10/46	3,963,543	299,089

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10,
Class D, 4.557%, 2/10/46	436,000	404,695

GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	722,000	723,877
FRB Ser. 14-GC22, Class XA, IO, 1.209%, 6/10/47	8,245,577	466,922

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.847%, 1/10/45	209,000	209,734
FRB Ser. 11-GC3, Class D, 5.82%, 3/10/44	1,128,000	1,154,775
FRB Ser. 13-GC12, Class D, 4.615%, 6/10/46	939,000	837,832
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	59,281	1

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C17,
Class XA, IO, 1.187%, 1/15/47	9,127,547	443,690

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.563%, 12/15/47	165,000	165,990
FRB Ser. 12-LC9, Class E, 4.563%, 12/15/47	537,000	515,037

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.285%, 2/12/51	113,000	112,887
FRB Ser. 05-LDP5, Class F, 5.735%, 12/15/44	644,000	644,000
Ser. 06-LDP8, Class B, 5.52s, 5/15/45	306,000	309,023

Dynamic Asset Allocation Growth Fund 79

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP8, Class AJ, 5.48%, 5/15/45	$352,175	$352,175
Ser. 07-LDPX, Class A3, 5.42%, 1/15/49	235,483	237,236
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	16,447	16,465
FRB Ser. 05-LDP2, Class B, 4.882%, 7/15/42	243,000	243,486
FRB Ser. 13-LC11, Class XA, IO, 1.669%, 4/15/46	19,467,992	1,281,383
FRB Ser. 06-CB17, Class X, IO, 0.742%, 12/12/43	3,094,364	10,227
FRB Ser. 06-LDP8, Class X, IO, 0.676%, 5/15/45	261,991	2
FRB Ser. 07-LDPX, Class X, IO, 0.443%, 1/15/49	6,121,515	25,597

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.385%, 2/12/51	260,000	228,800
FRB Ser. 12-C6, Class E, 5.364%, 5/15/45	943,000	908,298
FRB Ser. 12-C8, Class D, 4.815%, 10/15/45	594,000	582,595
FRB Ser. 05-CB12, Class X1, IO, 0.477%, 9/12/37	289,965	1,097

LB-UBS Commercial Mortgage Trust
Ser. 06-C1, Class AJ, 5.276%, 2/15/41	499,465	496,194
FRB Ser. 07-C2, Class XW, IO, 0.649%, 2/15/40	645,234	1,176

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.79%, 9/15/39	7,024,892	72,020
FRB Ser. 05-C5, Class XCL, IO, 0.496%, 9/15/40	1,199,385	10,630
FRB Ser. 05-C7, Class XCL, IO, 0.466%, 11/15/40	410,014	3,279
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	118,844	7

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.40%, 4/20/48	788,000	722,541

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.574%, 8/12/39	260,704	141
FRB Ser. 05-MCP1, Class XC, IO, 0.019%, 6/12/43	154,341	1

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.156%, 5/15/44	12,125	138
FRB Ser. 06-C4, Class X, IO, 5.716%, 7/15/45	138,221	2,115

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485%, 7/12/46	130,133	128,480

Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class AS, 3.476%, 11/15/45	518,000	549,546
FRB Ser. 14-C17, Class XA, IO, 1.416%, 8/15/47	5,704,928	343,551

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.818%, 6/11/42	358,000	350,840
Ser. 07-IQ14, Class A2, 5.61%, 4/15/49	55,673	55,625
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 F	312,000	187,143
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	343,000	339,879

Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.324%, 7/15/49	647,000	681,615
FRB Ser. 11-C3, Class E, 5.324%, 7/15/49	545,000	563,815

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123%, 8/10/49	284,000	305,925
FRB Ser. 12-C4, Class XA, IO, 1.92%, 12/10/45	9,358,389	717,668

80 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.464%, 10/15/44	$400,000	$398,760
FRB Ser. 06-C29, IO, 0.485%, 11/15/48	16,300,193	489
FRB Ser. 07-C34, IO, 0.449%, 5/15/46	3,534,818	7,070

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.084%, 6/15/45	5,348,902	1,070
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	120,764	12

Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.432%, 7/15/46	280,000	308,459
FRB Ser. 13-LC12, Class C, 4.432%, 7/15/46	408,000	428,604
FRB Ser. 14-LC16, Class XA, IO, 1.608%, 8/15/50	2,323,915	156,609

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.432%, 7/15/46	655,000	603,001

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47	396,000	416,473
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46	256,000	281,062
FRB Ser. 13-C17, Class XA, IO, 1.70%, 12/15/46	6,562,842	401,646
FRB Ser. 14-C22, Class XA, IO, 1.088%, 9/15/57	15,773,878	808,254

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.866%, 11/15/44	280,000	288,736
FRB Ser. 11-C3, Class D, 5.813%, 3/15/44	819,000	853,316
FRB Ser. 11-C2, Class D, 5.788%, 2/15/44	344,000	361,028
FRB Ser. 13-C15, Class D, 4.629%, 8/15/46	524,000	479,119
FRB Ser. 12-C10, Class D, 4.601%, 12/15/45	491,000	461,924
Ser. 14-C19, Class D, 4.234%, 3/15/47	331,000	270,218
FRB Ser. 12-C9, Class XA, IO, 2.282%, 11/15/45	6,251,462	531,812
FRB Ser. 12-C10, Class XA, IO, 1.862%, 12/15/45	5,614,251	413,040
FRB Ser. 13-C12, Class XA, IO, 1.528%, 3/15/48	1,483,250	87,614
FRB Ser. 12-C9, Class XB, IO, 0.866%, 11/15/45	10,038,000	386,493

35,345,363
Residential mortgage-backed securities (non-agency) (0.5%)
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A3,
1.559%, 1/26/46	180,000	134,546

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.447%, 6/25/46	1,733,483	1,381,672
FRB Ser. 05-27, Class 1A1, 1.424%, 8/25/35	314,096	232,337
FRB Ser. 05-59, Class 1A1, 0.862%, 11/20/35	857,713	729,769
FRB Ser. 06-OC2, Class 2A3, 0.815%, 2/25/36	308,019	223,314
FRB Ser. 06-OA10, Class 4A1, 0.715%, 8/25/46	2,003,325	1,451,910

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M3, 5.675%, 11/25/28	400,000	426,970
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4,
Class M3, 4.324%, 3/25/29	700,000	703,766

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.425%, 10/25/28	1,090,000	1,191,418
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.225%, 4/25/28	1,550,000	1,675,915

Dynamic Asset Allocation Growth Fund 81

MORTGAGE-BACKED SECURITIES (2.2%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.075%, 4/25/28		$470,000	$506,704
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
5.825%, 10/25/28		430,000	463,216
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.525%, 7/25/25		650,000	691,138
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.525%, 7/25/25		20,000	21,539
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
4.975%, 1/25/29		610,000	631,213

Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6,
Class M1, 1.35%, 8/25/34		311,798	305,562

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598%, 8/26/47		160,000	119,200

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, 1.485%, 7/25/45		494,055	457,742
FRB Ser. 05-AR19, Class A1C3, 1.025%, 12/25/45		121,486	106,470
FRB Ser. 05-AR13, Class A1C3, 1.015%, 10/25/45		304,058	262,021
FRB Ser. 04-AR12, Class A2B, 0.985%, 10/25/44		587,931	545,776
FRB Ser. 05-AR11, Class A1B3, 0.925%, 8/25/45		699,889	639,698

			12,901,896

Total mortgage-backed securities (cost $53,695,333)			$53,700,732

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.4%)*	Principal amount/units		Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$1,015,000	$1,076,323

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		648,000	729,864

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		490,000	521,850

Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	3,896	1,172,067

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$739,000	825,898

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10.875%, 1/26/21 (Argentina)		615,000	713,400

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		189,000	198,450

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		200,000	204,750

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	230,000

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		430,000	491,951

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	223,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	380,250

82 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.4%)* cont.	Principal amount/units	Value

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	$285,000	$294,263

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	1,200,000	1,386,000

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	270,000	289,117

Total foreign government and agency bonds and notes (cost $9,015,883)		$8,737,683

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20	$389,151	$285,418

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17	651,923	711,410

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	642,238	633,206

CPG International, Inc. bank term loan FRN Ser. B,
4.75%, 9/30/20	92,057	92,172

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	174,487	171,683

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	187,084	156,683

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%, 3/31/20	134,295	124,290

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	243,040	224,117

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	300,000	300,643

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.998%, 10/10/17	619,610	179,784

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.998%, 10/10/17	6,359	1,845

Total senior loans (cost $3,370,538)		$2,881,251

WARRANTS (0.1%)* †	Expiration	Strike
	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	2,341	$5,361

Seventy Seven Energy, Inc.	8/1/21	23.82	690	1,622

Shenzen Airport Co. 144A (China)	7/14/17	0.00	484,800	643,977

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	213,400	1,067,320

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	7/24/17	0.00	281,300	930,778

Total warrants (cost $2,385,523)				$2,649,058

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.525%,
2/25/17 (acquired 2/4/16, cost $2,287,000) ΔΔ	$2,287,000	$2,287,000

Total asset-backed securities (cost $2,287,000)		$2,287,000

Dynamic Asset Allocation Growth Fund 83

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3.00%, 11/15/16 R		$87,000	$87,653

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18		83,000	132,437

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18		106,000	100,303

Total convertible bonds and notes (cost $247,374)			$320,393

CONVERTIBLE PREFERRED STOCKS (—%)*		Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R		7,578	$233,379

Total convertible preferred stocks (cost $138,507)			$233,379

PREFERRED STOCKS (—%)*		Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP		6,720	$170,755

Total preferred stocks (cost $168,119)			$170,755

INVESTMENT COMPANIES (—%)*		Shares	Value

Fifth Street Finance Corp.		5,743	$33,367

Hercules Capital, Inc.		822	11,146

Medley Capital Corp.		1,801	13,742

PennantPark Investment Corp.		2,624	19,732

Solar Capital, Ltd.		701	14,385

Total investment companies (cost $87,778)			$92,372

SHORT-TERM INVESTMENTS (27.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	35,643,138	$35,643,138

Putnam Short Term Investment Fund 0.51% L	Shares	265,801,591	265,801,591

State Street Institutional Liquid Reserves Fund Trust
Class 0.34% P	Shares	2,620,000	2,620,000

Federal Farm Credit Banks Funding Corporation discount notes
0.210%, 10/28/16		$4,000,000	3,999,472

Federal Farm Credit Banks Funding Corporation discount notes
0.240%, 10/18/16		17,600,000	17,598,610

Federal Farm Credit Banks Funding Corporation discount notes
0.240%, 10/13/16		17,700,000	17,699,062

Federal Home Loan Banks unsec. discount notes
0.300%, 10/13/16		10,000,000	9,999,470

Federal Home Loan Banks unsec. discount notes
0.275%, 10/12/16		40,200,000	40,198,070

Federal Home Loan Banks unsec. discount notes
0.260%, 10/11/16		11,850,000	11,849,502

Federal Home Loan Banks unsec. discount notes
0.300%, 10/5/16		10,000,000	9,999,890

Federal Home Loan Banks unsec. discount notes
0.268%, 10/4/16		50,000,000	49,999,750

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.195%, 10/28/16		2,000,000	1,999,737

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.235%, 10/21/16		17,600,000	17,598,328

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.245%, 10/11/16		17,600,000	17,599,261

84 Dynamic Asset Allocation Growth Fund

SHORT-TERM INVESTMENTS (27.4%)* cont.	Principal amount/shares	Value

Federal Home Loan Mortgage Corporation unsec. discount
notes 0.250%, 10/6/16	$17,600,000	$17,599,718

Federal National Mortgage Association unsec. discount notes
0.260%, 11/9/16	17,600,000	17,596,022

Federal National Mortgage Association unsec. discount notes
0.210%, 10/26/16	21,717,000	21,714,372

Federal National Mortgage Association unsec. discount notes
0.300%, 10/4/16	25,000,000	24,999,325

U.S. Treasury Bills 0.259%, 11/3/16 # Δ §	40,000,000	39,993,079

U.S. Treasury Bills 0.320%, 10/20/16 # Δ §	25,000,000	24,997,877

U.S. Treasury Bills 0.260%, 10/13/16	5,000,000	4,999,760

Total short-term investments (cost $654,493,900)		$654,506,034

TOTAL INVESTMENTS

Total investments (cost $2,484,208,264)		$2,621,926,648

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period

BKNT	Bank Note

bp	Basis Points

DAC	Designated Activity Company

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GMTN	Global Medium Term Notes

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only

MTN	Medium Term Notes

NVDR	Non-voting Depository Receipts

OAO	Open Joint Stock Company

OJSC	Open Joint Stock Company

PJSC	Public Joint Stock Company

PO	Principal Only

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,391,863,450.

† This security is non-income-producing.

Dynamic Asset Allocation Growth Fund 85

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,432,882, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

  UR At the reporting period end, 1,300 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $347,033,993 to cover certain derivative contracts, securities sold short, delayed delivery securities, when-issued securities, and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

86 Dynamic Asset Allocation Growth Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	80.0%	Netherlands	0.6%

Japan	2.7	Russia	0.6

United Kingdom	2.6	Taiwan	0.6

France	1.6	Canada	0.6

China	1.4	Brazil	0.5

Germany	1.1	Hong Kong	0.5

Switzerland	0.8	India	0.5

Australia	0.8	Other	4.3

South Korea	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $317,286,129)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$1,102,004	$999,465	$102,539

	British Pound	Sell	12/21/16	1,672,787	1,712,494	39,707

	Canadian Dollar	Sell	10/19/16	2,271,945	2,300,199	28,254

	Euro	Buy	12/21/16	4,825,309	4,819,257	6,052

	Hong Kong Dollar	Sell	11/16/16	2,071,594	2,071,798	204

	Japanese Yen	Buy	11/16/16	2,062,700	2,074,049	(11,349)

	Mexican Peso	Buy	10/19/16	2,262,725	2,352,454	(89,729)

	Mexican Peso	Sell	10/19/16	2,262,725	2,337,658	74,933

	New Zealand Dollar	Buy	10/19/16	4,784,118	4,728,990	55,128

	New Zealand Dollar	Sell	10/19/16	4,784,118	4,738,942	(45,176)

	Norwegian Krone	Sell	12/21/16	2,438,319	2,365,681	(72,638)

	Swedish Krona	Sell	12/21/16	2,394,340	2,410,141	15,801

Barclays Bank PLC
	Australian Dollar	Buy	10/19/16	1,058,392	1,019,615	38,777

	British Pound	Sell	12/21/16	1,856,748	1,898,905	42,157

	Canadian Dollar	Buy	10/19/16	3,553,102	3,609,317	(56,215)

	Canadian Dollar	Sell	10/19/16	3,553,102	3,569,847	16,745

	Euro	Buy	12/21/16	6,672,568	6,621,736	50,832

	Hong Kong Dollar	Buy	11/16/16	1,006,479	1,006,773	(294)

	Japanese Yen	Buy	11/16/16	241,557	268,693	(27,136)

	New Zealand Dollar	Buy	10/19/16	373,674	373,593	81

	New Zealand Dollar	Sell	10/19/16	373,674	365,586	(8,088)

	Swedish Krona	Sell	12/21/16	862,635	862,436	(199)

	Swiss Franc	Buy	12/21/16	3,370,593	3,326,834	43,759

Citibank, N.A.
	Australian Dollar	Buy	10/19/16	4,379,861	4,252,056	127,805

	British Pound	Sell	12/21/16	1,379,774	1,410,794	31,020

	Canadian Dollar	Buy	10/19/16	4,460,264	4,469,561	(9,297)

	Canadian Dollar	Sell	10/19/16	4,460,264	4,522,106	61,842

Dynamic Asset Allocation Growth Fund 87

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $317,286,129) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Danish Krone	Buy	12/21/16	$1,159,821	$1,151,483	$8,338

	Euro	Buy	12/21/16	2,394,503	2,385,254	9,249

	New Zealand Dollar	Buy	10/19/16	3,502,784	3,426,625	76,159

	New Zealand Dollar	Sell	10/19/16	3,502,784	3,501,581	(1,203)

	South African Rand	Buy	10/19/16	2,462,112	2,251,729	210,383

	South African Rand	Sell	10/19/16	2,462,112	2,381,613	(80,499)

	Swedish Krona	Sell	12/21/16	2,388,945	2,386,736	(2,209)

Credit Suisse International
	Australian Dollar	Buy	10/19/16	5,167,324	4,966,270	201,054

	British Pound	Buy	12/21/16	9,754,874	9,980,075	(225,201)

	Canadian Dollar	Buy	10/19/16	3,586,796	3,592,853	(6,057)

	Canadian Dollar	Sell	10/19/16	3,586,796	3,635,893	49,097

	Hong Kong Dollar	Sell	11/16/16	2,549,186	2,549,621	435

	Japanese Yen	Sell	11/16/16	2,425,954	2,408,557	(17,397)

	New Zealand Dollar	Sell	10/19/16	728	5,117	4,389

	Swedish Krona	Buy	12/21/16	1,577,205	1,609,228	(32,023)

	Swiss Franc	Buy	12/21/16	6,902,736	6,813,537	89,199

Deutsche Bank AG
	Australian Dollar	Buy	10/4/16	3,841,980	3,791,350	50,630

	Australian Dollar	Sell	10/4/16	3,841,980	3,797,041	(44,939)

	Japanese Yen	Buy	10/4/16	2,365,211	2,399,755	(34,544)

	Japanese Yen	Sell	10/4/16	2,365,211	2,378,272	13,061

Goldman Sachs International
	Australian Dollar	Buy	10/19/16	1,365,741	1,364,121	1,620

	British Pound	Sell	12/21/16	1,841,040	1,882,939	41,899

	Canadian Dollar	Buy	10/19/16	4,532,379	4,553,736	(21,357)

	Canadian Dollar	Sell	10/19/16	4,532,379	4,550,695	18,316

	Euro	Buy	12/21/16	4,774,576	4,747,594	26,982

	Indian Rupee	Buy	11/16/16	2,343,759	2,342,763	996

	Indonesian Rupiah	Buy	11/16/16	2,343,853	2,322,785	21,068

	Japanese Yen	Sell	11/16/16	2,359,330	2,332,503	(26,827)

	Mexican Peso	Buy	10/19/16	2,282,330	2,400,205	(117,875)

	Mexican Peso	Sell	10/19/16	2,282,330	2,347,436	65,106

	New Zealand Dollar	Buy	10/19/16	7,160,277	7,016,490	143,787

	New Zealand Dollar	Sell	10/19/16	7,160,277	7,046,684	(113,593)

	Russian Ruble	Buy	12/21/16	2,289,103	2,193,367	95,736

	South African Rand	Buy	10/19/16	2,483,970	2,262,461	221,509

	South African Rand	Sell	10/19/16	2,483,970	2,343,087	(140,883)

	Swedish Krona	Sell	12/21/16	7,628,012	7,622,754	(5,258)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	2,419,084	2,349,045	70,039

	Australian Dollar	Sell	10/19/16	2,419,084	2,354,667	(64,417)

88 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $317,286,129) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.
	Canadian Dollar	Buy	10/19/16	$3,198,622	$3,216,226	$(17,604)

	Canadian Dollar	Sell	10/19/16	3,198,622	3,242,318	43,696

	Hong Kong Dollar	Sell	11/16/16	2,678,064	2,678,513	449

	New Zealand Dollar	Buy	10/19/16	2,314,741	2,314,242	499

	New Zealand Dollar	Sell	10/19/16	2,314,741	2,289,885	(24,856)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	4,369,455	4,272,078	97,377

	British Pound	Sell	12/21/16	3,999,240	4,091,736	92,496

	Canadian Dollar	Buy	10/19/16	522,723	528,787	(6,064)

	Euro	Buy	12/21/16	2,311,864	2,313,287	(1,423)

	Hong Kong Dollar	Sell	11/16/16	2,109,270	2,109,706	436

	Indian Rupee	Buy	11/16/16	2,380,378	2,360,251	20,127

	Indonesian Rupiah	Sell	11/16/16	92,253	172,665	80,412

	Japanese Yen	Sell	11/16/16	2,440,896	2,423,915	(16,981)

	New Zealand Dollar	Buy	10/19/16	5,282,811	5,182,529	100,282

	Norwegian Krone	Sell	12/21/16	917,354	900,787	(16,567)

	Russian Ruble	Buy	12/21/16	2,282,649	2,185,972	96,677

	Singapore Dollar	Buy	11/16/16	2,509,921	2,516,439	(6,518)

	Swedish Krona	Sell	12/21/16	8,910,081	8,902,385	(7,696)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/19/16	900,241	876,450	23,791

	British Pound	Sell	12/21/16	985,497	1,008,290	22,793

	Canadian Dollar	Buy	10/19/16	1,891,470	1,836,325	55,145

	Euro	Buy	12/21/16	2,407,243	2,394,213	13,030

	Japanese Yen	Buy	11/16/16	201,209	191,744	9,465

	New Zealand Dollar	Buy	10/19/16	3,426,012	3,427,917	(1,905)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	1,863,300	1,819,200	44,100

	Canadian Dollar	Buy	10/19/16	2,362,433	2,392,612	(30,179)

	Canadian Dollar	Sell	10/19/16	2,362,433	2,344,436	(17,997)

	Euro	Buy	12/21/16	1,781,982	1,768,555	13,427

	Japanese Yen	Sell	11/16/16	2,272,188	2,256,744	(15,444)

	Swedish Krona	Buy	12/21/16	233,216	233,121	95

UBS AG
	Australian Dollar	Buy	10/19/16	3,250,924	3,119,745	131,179

	British Pound	Sell	12/21/16	1,604,889	1,644,146	39,257

	Canadian Dollar	Buy	10/19/16	3,291,092	3,335,829	(44,737)

	Canadian Dollar	Sell	10/19/16	3,291,092	3,335,935	44,843

	Euro	Buy	12/21/16	6,011,794	5,993,991	17,803

	Japanese Yen	Sell	11/16/16	2,352,858	2,350,961	(1,897)

	New Zealand Dollar	Buy	10/19/16	2,390,349	2,342,680	47,669

	New Zealand Dollar	Sell	10/19/16	2,390,349	2,384,157	(6,192)

Dynamic Asset Allocation Growth Fund 89

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $317,286,129) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	Australian Dollar	Buy	10/19/16	$3,575,948	$3,494,214	$81,734

	Canadian Dollar	Buy	10/19/16	2,128,171	2,157,269	(29,098)

	Canadian Dollar	Sell	10/19/16	2,128,171	2,131,516	3,345

	Japanese Yen	Buy	11/16/16	12,033,690	11,949,913	83,777

	New Zealand Dollar	Buy	10/19/16	1,445,722	1,414,282	31,440

	New Zealand Dollar	Sell	10/19/16	1,445,722	1,445,261	(461)

Total						$1,850,010

FUTURES CONTRACTS OUTSTANDING at 9/30/16
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	1,052	$131,321,160	Dec-16	$4,010,224

S&P 500 Index E-Mini (Long)	2,519	272,102,380	Dec-16	5,506,071

S&P Mid Cap 400 Index
E-Mini (Long)	461	71,436,560	Dec-16	1,162,887

U.S. Treasury Bond 30 yr (Long)	56	9,416,750	Dec-16	(103,361)

U.S. Treasury Bond Ultra
30 yr (Long)	92	16,916,500	Dec-16	(298,535)

U.S. Treasury Bond Ultra
30 yr (Short)	6	1,103,250	Dec-16	19,722

U.S. Treasury Note 2 yr (Long)	249	54,398,719	Dec-16	46,239

U.S. Treasury Note 2 yr (Short)	162	35,391,938	Dec-16	(45,885)

U.S. Treasury Note 5 yr (Long)	400	48,606,250	Dec-16	150,876

U.S. Treasury Note 5 yr (Short)	414	50,307,469	Dec-16	(169,011)

U.S. Treasury Note 10 yr (Long)	188	24,651,500	Dec-16	50,376

U.S. Treasury Note 10 yr (Short)	850	111,456,250	Dec-16	(240,754)

U.S. Treasury Note Ultra
10 yr (Long)	3	432,469	Dec-16	322

Total				$10,089,171

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $553,651)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$3,109,000	$236,844

Total			$236,844

90 Dynamic Asset Allocation Growth Fund

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $71,934,843)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6.00%, 10/1/46	$11,000,000	10/13/16	$12,615,625

Federal National Mortgage Association, 4.00%, 10/1/46	30,000,000	10/13/16	32,217,184

Federal National Mortgage Association, 3.50%, 10/1/46	1,000,000	10/13/16	1,055,313

Federal National Mortgage Association, 3.00%, 11/1/46	1,000,000	11/14/16	1,037,266

Federal National Mortgage Association, 3.00%, 10/1/46	23,000,000	10/13/16	23,909,218

Government National Mortgage Association,
4.00%, 10/1/46	1,000,000	10/20/16	1,071,641

Total			$71,906,247

When-issued securities sold at 9/30/16

COMMON STOCKS (—%)*	Shares	Value

Consumer cyclicals (—%)
LSC Communications, Inc. * † ###	8,670	$324,258

		324,258
Technology (—%)
Donnelley Financial Solutions, Inc. * † ###	8,670	251,430

		251,430
Total when-issued securities sold (proceeds receivable $512,993)		$575,688

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$24,893,100 E	$44,469	12/21/21	3 month USD-	1.25%	$92,662
			LIBOR-BBA

38,171,000 E	(52,300)	12/21/21	1.25%	3 month USD-	(126,199)
				LIBOR-BBA

61,279,100 E	(100,275)	12/21/18	1.015%	3 month USD-	(61,914)
				LIBOR-BBA

20,877,700 E	29,622	12/21/18	3 month USD-	1.015%	16,552
			LIBOR-BBA

10,871,100 E	(28,740)	12/21/26	3 month USD-	1.60%	87,016
			LIBOR-BBA

31,940,700 E	90,894	12/21/26	1.60%	3 month USD-	(249,210)
				LIBOR-BBA

4,337,400 E	(4,402)	12/21/46	3 month USD-	1.90%	95,913
			LIBOR-BBA

3,604,500 E	12,933	12/21/46	1.90%	3 month USD-	(70,432)
				LIBOR-BBA

438,000	(6)	9/22/26	3 month USD-	1.5365%	3,129
			LIBOR-BBA

5,889,000	(78)	9/23/26	1.542%	3 month USD-	(45,181)
				LIBOR-BBA

335,000	(4)	9/26/26	1.486%	3 month USD-	(749)
				LIBOR-BBA

Total	$(7,887)				$(258,413)

E Extended effective date.

Dynamic Asset Allocation Growth Fund 91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$53,026	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(380)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	907,469	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,636)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,125	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	168,760	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(20)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	38,804	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(14)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	240,306	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,144
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	61,187	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(464)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	300,352	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(544)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	454,846	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,132
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,093,548	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,892
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	364,354	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(107)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	420,277	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,112
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	723	—	12/16/16	(3 month USD-	A basket	1,241,481
				LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)	common stocks

units	15,726	—	11/23/16	3 month USD-	Russell 1000 Total	692,985
				LIBOR-BBA minus	Return Index
				0.05%

92 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
	$1,519,203	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$4,331
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	170,414	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(1,530)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	81,484	—	1/12/39	6.00% (1 month	Synthetic TRS Index	11
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	14,086	—	1/12/38	6.50% (1 month	Synthetic TRS Index	14
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	131,284	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(940)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	131,284	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(940)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,317,350	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,634)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	606,926	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(3,678)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	20,906	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	25,107	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	473,927	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(140)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

baskets	72,273	—	12/15/20	(1 month USD-	A basket	(14,686)
				LIBOR-BBA plus	(GSEHPKPA) of
				1.00%)	common stocks

shares	159,000	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	(10,346)
				LIBOR-BBA plus
				1.00%)

shares	36,900	—	12/15/20	1 month USD-	Engro Corp., Ltd.	(2,401)
				LIBOR-BBA

Total		$—				$1,892,631

Dynamic Asset Allocation Growth Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$(419)
Index

CMBX NA BBB–	BBB–/P	2,591	43,000	5/11/63	300 bp	(1,249)
Index

CMBX NA BBB–	BBB–/P	5,309	86,000	5/11/63	300 bp	(2,371)
Index

Credit Suisse International
CMBX NA BB Index	—	(14,315)	102,000	1/17/47	(500 bp)	2,869

CMBX NA A Index	A/P	21,826	593,000	1/17/47	200 bp	(8,219)

CMBX NA BB Index	—	(22,751)	1,289,000	5/11/63	(500 bp)	203,037

CMBX NA BBB–	BBB–/P	25,307	517,000	5/11/63	300 bp	(20,861)
Index

CMBX NA BBB–	BBB–/P	29,287	597,000	5/11/63	300 bp	(24,025)
Index

CMBX NA BBB–	BBB–/P	307,338	4,158,000	1/17/47	300 bp	(37,776)
Index

Goldman Sachs International
CMBX NA BB Index	—	(53,605)	524,000	5/11/63	(500 bp)	38,183

CMBX NA BB Index	—	(6,961)	46,000	1/17/47	(500 bp)	788

CMBX NA BBB–	BBB–/P	3,651	70,000	5/11/63	300 bp	(2,600)
Index

CMBX NA BBB–	BBB–/P	11,950	247,000	5/11/63	300 bp	(10,107)
Index

CMBX NA BBB–	BBB–/P	67,247	717,000	5/11/63	300 bp	3,219
Index

CMBX NA BBB–	BBB–/P	3,694	53,000	1/17/47	300 bp	(705)
Index

CMBX NA BBB–	BBB–/P	30,155	354,000	1/17/47	300 bp	714
Index

CMBX NA BBB–	BBB–/P	53,347	614,000	1/17/47	300 bp	2,282
Index

CMBX NA BBB–	BBB–/P	48,437	615,000	1/17/47	300 bp	(2,608)
Index

JPMorgan Securities LLC
CMBX NA A Index	A/P	13,857	316,000	1/17/47	200 bp	(2,153)

CMBX NA BBB–	BBB–/P	152,742	1,810,000	5/11/63	300 bp	(8,891)
Index

CMBX NA BBB–	BBB–/P	2,822	51,000	1/17/47	300 bp	(1,411)
Index

CMBX NA BBB–	BBB–/P	5,327	101,000	1/17/47	300 bp	(3,056)
Index

CMBX NA BBB–	BBB–/P	2,693	103,000	1/17/47	300 bp	(5,856)
Index

CMBX NA BBB–	BBB–/P	26,374	268,000	1/17/47	300 bp	4,130
Index

94 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.
CMBX NA BBB–	BBB–/P	$40,854	$309,000	1/17/47	300 bp	$15,207
Index

CMBX NA BBB–	BBB–/P	48,958	405,000	1/17/47	300 bp	15,343
Index

Total		$807,501				$153,465

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27	B+/P	$(1,027,833)	$29,671,000	12/20/21	500 bp	$287,711
Index

NA IG Series 27	BBB+/P	(542,472)	51,500,000	12/20/21	100 bp	101,192
Index

Total		$(1,570,305)				$388,903

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Growth Fund 95

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$39,865,188	$11,039,113	$—

Capital goods	81,004,594	8,064,906	—

Communication services	41,103,882	13,564,931	986

Conglomerates	4,679,952	486,442	—

Consumer cyclicals	193,301,669	27,054,026	—

Consumer staples	118,438,021	12,018,566	145,882

Energy	79,961,683	2,154,280	56,271

Financials	232,300,184	48,251,060	—

Health care	165,939,912	8,596,774	—

Technology	219,938,523	30,260,671	—

Transportation	24,721,223	8,322,649	—

Utilities and power	47,437,643	11,885,432	—

Total common stocks	1,248,692,474	181,698,850	203,139

Asset-backed securities	—	2,287,000	—

Convertible bonds and notes	—	320,393	—

Convertible preferred stocks	—	233,379	—

Corporate bonds and notes	—	270,543,782	575,731

Foreign government and agency bonds and notes	—	8,737,683	—

Investment companies	92,372	—	—

Mortgage-backed securities	—	53,700,732	—

Preferred stocks	170,755	—	—

Senior loans	—	2,881,251	—

U.S. government and agency mortgage obligations	—	194,570,305	—

U.S. treasury obligations	—	63,710	—

Warrants	5,361	2,642,075	1,622

Short-term investments	268,421,591	386,084,443	—

Totals by level	$1,517,382,553	$1,103,763,603	$780,492

96 Dynamic Asset Allocation Growth Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,850,010	$—

Futures contracts	10,089,171	—	—

Written swap options outstanding	—	(236,844)	—

When-issued securities sold	(575,688)	—	—

TBA sale commitments	—	(71,906,247)	—

Interest rate swap contracts	—	(250,526)	—

Total return swap contracts	—	1,892,631	—

Credit default contracts	—	1,305,172	—

Totals by level	$9,513,483	$(67,345,804)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	9/30/16

Common stocks*:

Communication
services	$—	$—	$—	$(33,657)	$34,643	$—	$—	$—	$986

Consumer
staples	164,635	—	—	(18,753)	—	—	—	—	145,882

Energy	998	—	—	39,588	56,403	(40,718)	—	—	56,271

Financials	215,514	—	—	(25,684)	—	(189,830)	—	—	—

Total common
stocks	$381,147	$—	$—	$(38,506)	$91,046	$(230,548)	$—	$—	$203,139
Asset-backed
securities	$29,098,000	—	—	—	—	(29,098,000)	—	—	$—

Corporate bonds
and notes	$595,656	(40,102)	—	20,151	26	—	—	—	$575,731

Mortgage-backed
securities	$1,814,307	(134,566)	(6,081)	(95,029)	1,432	(947,910)	—	(632,153)	$—

Warrants	$—	—	—	(1,138)	2,760	—	—	—	$1,622

Totals	$31,889,110	$(174,668)	$(6,081)	$(114,522)	$95,264	$(30,276,458)	$—	$(632,153)	$780,492

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes ($34,027) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value, including $35,147,411 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,182,763,535)	$2,320,481,919
Affiliated issuers (identified cost $301,444,729) (Notes 1 and 5)	301,444,729

Cash	764,478

Foreign currency (cost $1,387,411) (Note 1)	1,388,162

Dividends, interest and other receivables	7,165,350

Foreign tax reclaim	378,526

Receivable for shares of the fund sold	6,256,806

Receivable for investments sold	5,313,476

Receivable for sales of delayed delivery securities (Note 1)	44,887,580

Receivable for variation margin (Note 1)	4,490,491

Unrealized appreciation on forward currency contracts (Note 1)	3,350,032

Unrealized appreciation on OTC swap contracts (Note 1)	2,230,876

Premium paid on OTC swap contracts (Note 1)	97,632

Prepaid assets	38,487

Total assets	2,698,288,544

LIABILITIES

Payable for investments purchased	4,739,355

Payable for purchases of delayed delivery securities (Note 1)	162,199,986

Payable for shares of the fund repurchased	21,081,672

Payable for compensation of Manager (Note 2)	1,167,698

Payable for custodian fees (Note 2)	156,216

Payable for investor servicing fees (Note 2)	614,193

Payable for Trustee compensation and expenses (Note 2)	468,493

Payable for administrative services (Note 2)	8,955

Payable for distribution fees (Note 2)	1,245,565

Payable for variation margin (Note 1)	657,629

Unrealized depreciation on OTC swap contracts (Note 1)	184,780

Premium received on OTC swap contracts (Note 1)	905,133

Unrealized depreciation on forward currency contracts (Note 1)	1,500,022

Written options outstanding, at value (premiums $553,651) (Notes 1 and 3)	236,844

When-issued securities sold, at value (proceeds receivable $512,993) (Note 1)	575,688

TBA sale commitments, at value (proceeds receivable $71,934,843) (Note 1)	71,906,247

Collateral on securities loaned, at value (Note 1)	35,643,138

Collateral on certain derivative contracts, at value (Note 1)	2,715,497

Other accrued expenses	417,983

Total liabilities	306,425,094

Net assets	$2,391,863,450

(Continued on next page)

98 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,228,669,376

Undistributed net investment income (Note 1)	3,677,914

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	7,449,282

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	152,066,878

Total — Representing net assets applicable to capital shares outstanding	$2,391,863,450

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,482,616,770 divided by 95,652,557 shares)	$15.50

Offering price per class A share (100/94.25 of $15.50)*	$16.45

Net asset value and offering price per class B share ($77,832,228 divided by 5,132,222 shares)**	$15.17

Net asset value and offering price per class C share ($253,401,180 divided by 17,295,006 shares)**	$14.65

Net asset value and redemption price per class M share ($29,745,066 divided by 1,965,129 shares)	$15.14

Offering price per class M share (100/96.50 of $15.14)*	$15.69

Net asset value, offering price and redemption price per class P share
($198,605,357 divided by 12,681,625 shares)	$15.66

Net asset value, offering price and redemption price per class R share
($23,272,730 divided by 1,532,183 shares)	$15.19

Net asset value, offering price and redemption price per class R5 share
($4,112,032 divided by 262,349 shares)	$15.67

Net asset value, offering price and redemption price per class R6 share
($135,367,161 divided by 8,618,816 shares)	$15.71

Net asset value, offering price and redemption price per class Y share
($186,910,926 divided by 11,936,343 shares)	$15.66

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 99

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded of $883,190)	$35,250,130

Interest (including interest income of $1,370,489 from investments in affiliated issuers) (Note 5)	18,218,154

Securities lending (net of expenses) (Notes 1 and 5)	435,353

Total investment income	53,903,637

EXPENSES

Compensation of Manager (Note 2)	13,323,506

Investor servicing fees (Note 2)	3,736,507

Custodian fees (Note 2)	383,602

Trustee compensation and expenses (Note 2)	164,636

Distribution fees (Note 2)	7,090,528

Administrative services (Note 2)	64,275

Other	909,917

Fees waived and reimbursed by Manager (Note 2)	(23,359)

Total expenses	25,649,612

Expense reduction (Note 2)	(107,125)

Net expenses	25,542,487

Net investment income	28,361,150

Net realized loss on investments (Notes 1 and 3)	(3,160,667)

Net increase from payments by affiliates (Note 2)	1,698

Net realized loss on swap contracts (Note 1)	(6,238,129)

Net realized gain on futures contracts (Note 1)	34,400,353

Net realized loss on foreign currency transactions (Note 1)	(2,541,683)

Net realized loss on written options (Notes 1 and 3)	(158,479)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,369,163

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
when-issued securities, and TBA sale commitments during the year	153,043,311

Net gain on investments	177,715,567

Net increase in net assets resulting from operations	$206,076,717

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$28,361,150	$19,842,446

Net realized gain on investments
and foreign currency transactions	22,303,093	128,849,872

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	155,412,474	(187,029,182)

Net increase (decrease) in net assets resulting
from operations	206,076,717	(38,336,864)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(28,724,104)	(26,668,300)

Class B	(982,054)	(1,149,793)

Class C	(3,439,157)	(2,324,256)

Class M	(449,376)	(432,924)

Class R	(254,453)	(420,136)

Class R5	(146,092)	(142,352)

Class R6	(1,768,422)	(820,486)

Class Y	(6,785,743)	(3,687,618)

Net realized short-term gain on investments

Class A	(5,583)	(40,425,378)

Class B	(337)	(3,097,564)

Class C	(935)	(5,324,254)

Class M	(118)	(886,301)

Class R	(64)	(687,015)

Class R5	(25)	(192,267)

Class R6	(290)	(1,056,071)

Class Y	(1,152)	(4,917,052)

From net realized long-term gain on investments
Class A	(60,034,735)	(120,654,201)

Class B	(3,624,184)	(9,245,039)

Class C	(10,055,456)	(15,890,852)

Class M	(1,263,245)	(2,645,268)

Class R	(685,722)	(2,050,474)

Class R5	(271,420)	(573,844)

Class R6	(3,116,758)	(3,151,965)

Class Y	(12,395,110)	(14,675,509)

Increase from capital share transactions (Note 4)	278,563,346	467,698,433

Total increase in net assets	350,635,528	168,242,650

NET ASSETS

Beginning of year	2,041,227,922	1,872,985,272

End of year (including undistributed net investment income
of $3,677,914 and $17,426,143, respectively)	$2,391,863,450	$2,041,227,922

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 101

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
September 30, 2016	$15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	$15.50	9.73	$1,482,617	1.08 [d]	1.32 [d]	216 [e]
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196 [e]
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	17.58	14.29	1,362,485	1.06	1.21	188 [e]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	—	(.16)	15.60	17.17	1,215,701	1.09	1.38	111 f
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	13.47	25.24	1,111,789	1.13	1.51	120 f

Class B
September 30, 2016	$14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	$15.17	8.95	$77,832	1.83 [d]	.56 [d]	216 [e]
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196 [e]
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	17.22	13.45	107,877	1.81	.45	188 [e]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	—	(.05)	15.28	16.28	118,464	1.84	.63	111 [f]
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	13.19	24.43	126,620	1.88	.76	120 [f]

Class C
September 30, 2016	$14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	$14.65	8.85	$253,401	1.83 [d]	.58 [d]	216 [e]
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196 [e]
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	16.82	13.49	168,304	1.81	.46	188 [e]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	—	(.06)	14.94	16.28	144,081	1.84	.62	111 [f]
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	12.91	24.37	127,912	1.88	.77	120 [f]

Class M
September 30, 2016	$14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	$15.14	9.15	$29,745	1.58 [d]	.82 [d]	216 [e]
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196 [e]
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	17.23	13.71	30,005	1.56	.71	188 [e]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	—	(.09)	15.30	16.59	27,200	1.59	.88	111 [f]
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	13.21	24.74	25,303	1.63	1.01	120 [f]

Class P
September 30, 2016†	$15.60	.02	.04	.06	—	—	—	$15.66	.38*	$198,605	.06*	.14*	216 [d]

Class R
September 30, 2016	$14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	$15.19	9.42	$23,273	1.33 [d]	1.09 [d]	216 [e]
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196 [e]
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	17.28	14.06	19,617	1.31	.96	188 [e]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	—	(.13)	15.33	16.89	16,026	1.34	1.13	111 [f]
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	13.24	25.00	15,265	1.38	1.26	120 [f]

Class R5
September 30, 2016	$15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	$15.67	9.98	$4,112	.81d	1.53d	216 [e]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196 [e]
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	17.74	14.59	6,434.81		1.51	188 [e]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	—	(.17)	15.76	17.50	64.82		1.52	111 [f]
September 30, 2012††	12.78	.06	.74	.80	—	—	—	13.58	6.26*	11	.21*	.43*	120 [f]

Class R6
September 30, 2016	$15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	$15.71	10.16	$135,367	.71d	1.72d	216 [e]
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196 [e]
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	17.78	14.74	31,438.71		1.56	188 [e]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	—	(.18)	15.77	17.62	24,534.72		1.62	111 [f]
September 30, 2012††	12.78	.06	.74	.80	—	—	—	13.58	6.26*	11	.18*	.45*	120 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 103

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class Y
September 30, 2016	$15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	$15.66	9.95	$186,911	.83d	1.59 [d]	216 [e]
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196 [e]
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	17.74	14.59	146,825.81		1.46	188 [e]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	—	(.19)	15.73	17.47	125,570.84		1.65	111 [f]
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	13.58	25.58	170,199.88		1.76	120 [f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

†† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%

September 30, 2012	253

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 105

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

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events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be

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valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own,

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to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily

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fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

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In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $316,434 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

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as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $467,474 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $450,955 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $35,643,138 and the value of securities loaned amounted to $35,147,411.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

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investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts, from interest-only securities, and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $440,022 to increase undistributed net investment income, $279 to decrease paid-in capital and $439,743 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$180,441,965
Unrealized depreciation	(53,684,521)

Net unrealized appreciation	$126,757,444
Undistributed ordinary income	8,420,491
Undistributed long-term gain	28,626,560
Cost for federal tax income tax purposes	$2,494,975,503

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.594% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $23,359.

Dynamic Asset Allocation Growth Fund 113

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $1,698 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,495,555	Class R	32,395

Class B	140,687	Class R5	7,805

Class C	410,661	Class R6	49,620

Class M	50,786	Class Y	547,362

Class P	1,636	Total	$3,736,507

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,752 under the expense offset arrangements and by $102,373 under the brokerage/ service arrangements.

114 Dynamic Asset Allocation Growth Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,709, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,599,044	Class M	219,759

Class B	812,534	Class R	93,096

Class C	2,366,095	Total	$7,090,528

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $356,204 and $4,462 from the sale of class A and class M shares, respectively, and received $32,635 and $13,339 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $373 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$4,121,686,319	$4,063,531,802

U.S. government securities (Long-term)	—	—

When-issued securities sold	—	512,993

Total	$4,121,686,319	$4,064,044,795

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 115

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$3,109,000	$553,651	$—	$—

Options opened	—	—	224,778	119,433
Options exercised	—	—	—	—
Options expired	—	—	(512)	(45,980)
Options closed	—	—	(224,266)	(73,453)

Written options outstanding at
the end of the reporting period	$3,109,000	$553,651	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	11,568,544	$172,831,571	13,730,758	$224,591,224

Shares issued in connection with
reinvestment of distributions	5,812,444	85,617,368	11,494,207	180,918,825

	17,380,988	258,448,939	25,224,965	405,510,049

Shares repurchased	(13,777,707)	(205,920,736)	(10,659,771)	(175,017,100)

Net increase	3,603,281	$52,528,203	14,565,194	$230,492,949

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	684,286	$10,038,892	748,433	$12,017,320

Shares issued in connection with
reinvestment of distributions	311,135	4,511,397	851,277	13,186,281

	995,421	14,550,289	1,599,710	25,203,601

Shares repurchased	(1,622,856)	(23,674,382)	(2,104,948)	(34,099,932)

Net decrease	(627,435)	$(9,124,093)	(505,238)	$(8,896,331)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	4,498,933	$63,694,597	4,815,615	$74,670,704

Shares issued in connection with
reinvestment of distributions	888,729	12,451,102	1,457,541	21,921,412

	5,387,662	76,145,699	6,273,156	96,592,116

Shares repurchased	(2,729,153)	(38,508,200)	(1,644,991)	(25,563,286)

Net increase	2,658,509	$37,637,499	4,628,165	$71,028,830

116 Dynamic Asset Allocation Growth Fund

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	162,492	$2,361,668	175,818	$2,805,435

Shares issued in connection with
reinvestment of distributions	118,410	1,709,844	256,301	3,959,846

	280,902	4,071,512	432,119	6,765,281

Shares repurchased	(272,936)	(3,994,080)	(216,244)	(3,488,508)

Net increase	7,966	$77,432	215,875	$3,276,773

	For the period 8/31/16 (commencement of
	operations) to 9/30/16

Class P	Shares	Amount

Shares sold	14,054,520	$219,268,741

Shares issued in connection with reinvestment of distributions	—	—

	14,054,520	219,268,741

Shares repurchased	(1,372,895)	(21,463,965)

Net increase	12,681,625	$197,804,776

	Year ended 9/30/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	1,017,970	$14,790,476	874,067	$14,209,956

Shares issued in connection with
reinvestment of distributions	55,701	805,441	198,270	3,061,286

	1,073,671	15,595,917	1,072,337	17,271,242

Shares repurchased	(381,268)	(5,488,665)	(1,367,876)	(21,097,983)

Net increase (decrease)	692,403	$10,107,252	(295,539)	$(3,826,741)

	Year ended 9/30/16		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	289,004	$4,049,781	65,205	$1,089,979

Shares issued in connection with
reinvestment of distributions	28,098	417,537	57,208	908,463

	317,102	4,467,318	122,413	1,998,442

Shares repurchased	(518,297)	(7,472,470)	(21,521)	(358,538)

Net increase (decrease)	(201,195)	$(3,005,152)	100,892	$1,639,904

	Year ended 9/30/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	5,849,160	$87,603,297	2,283,363	$37,526,386

Shares issued in connection with
reinvestment of distributions	328,325	4,885,470	316,259	5,028,522

	6,177,485	92,488,767	2,599,622	42,554,908

Shares repurchased	(1,433,349)	(21,736,075)	(493,176)	(8,076,418)

Net increase	4,744,136	$70,752,692	2,106,446	$34,478,490

Dynamic Asset Allocation Growth Fund 117

	Year ended 9/30/16		Year ended 9/30/15*

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,470,724	$218,274,401	12,257,492	$201,582,960

Shares issued in connection with
reinvestment of distributions	1,260,303	18,715,499	1,439,211	22,840,284

	15,731,027	236,989,900	13,696,703	224,423,244

Shares repurchased	(20,516,081)	(315,205,163)	(5,249,890)	(84,918,685)

Net increase (decrease)	(4,785,054)	$(78,215,263)	8,446,813	$139,504,559

* The funds’ September 30, 2015 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the funds’ subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	20,039,290	$329,845,922

Shares repurchased	13,031,688	$213,181,647

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares Owned	Percentage of ownership	Value

Class P	641	<0.1%	$10,038

Class R5	994	0.4	15,576

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Cash Collateral Pool, LLC, Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$27,402,164	$236,346,234	$228,105,260	$182,065	$35,643,138

Putnam Money Market
Liquidity Fund**	106,910,629	284,637,932	391,548,561	260,215	—

Putnam Short Term
Investment Fund**	270,178,797	351,156,751	355,533,957	1,110,274	265,801,591

Totals	$404,491,590	$872,140,917	$975,187,778	$1,552,554	$301,444,729

* No management fees are charged to Putnam Cash Collateral Pool, LLC (see Note 1).

**Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the

118 Dynamic Asset Allocation Growth Fund

transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter: The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Purchased equity option contracts (contract amount)	$200

Purchased currency options (contract amount)	$6,200,000

Purchased swap option contracts (contract amount)	$—*

Written equity option contracts (contract amount) (Note 3)	$200

Written swap option contracts (contract amount) (Note 3)	$3,100,000

Futures contracts (number of contracts)	6,000

Forward currency contracts (contract amount)	$445,900,000

Centrally cleared interest rate swap contracts (notional)	$202,100,000

OTC total return swap contracts (notional)	$220,700,000

OTC credit default contracts (notional)	$10,600,000

Centrally cleared credit default contracts (notional)	$86,400,000

Warrants (number of warrants)	1,200,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$2,301,717*	Payables	$996,545

Foreign exchange
contracts	Receivables	3,350,032	Payables	1,500,022

	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	15,262,706*	Payables	27,433

	Receivables,
	Net assets —		Payables, Net
	Unrealized		assets — Unrealized
Interest rate contracts	appreciation	583,933*	depreciation	1,675,716*

Total		$21,498,388		$4,199,716

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 119

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$385,577	$385,577

Foreign exchange
contracts	—	(171,281)	—	(2,337,876)	—	$(2,509,157)

Equity contracts	(543,786)	(53,704)	34,384,295	—	(3,547,446)	$30,239,359

Interest rate
contracts	—	(172,528)	16,058	—	(3,076,260)	$(3,232,730)

Total	$(543,786)	$(397,513)	$34,400,353	$(2,337,876)	$(6,238,129)	$24,883,049

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$502,859	$502,859

Foreign exchange
contracts	—	—	—	2,346,193	—	$2,346,193

Equity contracts	1,293,452	—	15,672,205	—	1,592,275	$18,557,932

Interest rate
contracts	—	166,589	190,515	—	549,315	$906,419

Total	$1,293,452	$166,589	$15,862,720	$2,346,193	$2,644,449	$22,313,403

120 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 121

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$385,314	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$385,314

OTC Total return swap contracts*#	—	5,170	—	1,935,578	4,331	—	25	—	—	—	—	—	—	—	—	1,945,104

OTC Credit default contracts*#	—	—	—	—	242,972	—	99,537	—	—	—	—	—	—	—	—	342,509

Centrally cleared credit default contracts§	—	—	261,594	—	—	—	—	—	—	—	—	—	—	—	—	261,594

Futures contracts§	—	—	—	—	—	—	—	—	—	—	3,843,583	—	—	—	—	3,843,583

Forward currency contracts#	322,618	192,351	—	524,796	344,174	63,691	637,019	114,683	487,807	—	—	124,224	57,622	280,751	200,296	3,350,032

Purchased swap options**#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Assets	$322,618	$197,521	$646,908	$2,460,374	$591,477	$63,691	$736,581	$114,683	$487,807	$—	$3,843,583	$124,224	$57,622	$280,751	$200,296	$10,128,136

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	211,067	—	—	—	—	—	—	—	—	—	—	—	—	211,067

OTC Total return swap contracts*#	—	8,165	—	—	1,530	—	42,778	—	—	—	—	—	—	—	—	52,473

OTC Credit default contracts*#	13,306	—	—	—	474,639	—	228,286	—	—	280,314	—	—	—	—	—	996,545

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	446,562	—	—	—	—	446,562

Forward currency contracts#	218,892	91,932	—	93,208	280,678	79,483	425,793	106,877	55,249	—	—	1,905	63,620	52,826	29,559	1,500,022

Written swap options#	—	—	—	—	—	—	—	—	236,844	—	—	—	—	—	—	236,844

Total Liabilities	$232,198	$100,097	$211,067	$93,208	$756,847	$79,483	$696,857	$106,877	$292,093	$280,314	$446,562	$1,905	$63,620	$52,826	$29,559	$3,443,513

Total Financial and Derivative Net Assets	$90,420	$97,424	$435,841	$2,367,166	$(165,370)	$(15,792)	$39,724	$7,806	$195,714	$(280,314)	$3,397,021	$122,319	$(5,998)	$227,925	$170,737	$6,684,623

Total collateral received (pledged)†##	$90,420	$63,710	$—	$2,367,166	$(150,985)	$—	$39,724	$—	$90,000	$(280,314)	$—	$113,885	$—	$157,818	$—

Net amount	$—	$33,714	$435,841	$—	$(14,385)	$(15,792)	$—	$7,806	$105,714	$—	$3,397,021	$8,434	$(5,998)	$70,107	$170,737

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

122 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 123

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $49,256,460 as a capital gain dividend with respect to the taxable year ended September 30, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 58.74% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 91.81%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $14,675,288 of distributions paid as qualifying to be taxed as interest-related dividends, and $8,504 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

124 Dynamic Asset Allocation Growth Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Dynamic Asset Allocation Growth Fund 125

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

126 Dynamic Asset Allocation Growth Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Growth Fund 127

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

128 Dynamic Asset Allocation Growth Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Growth Fund 129

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

130 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Independent Registered	Robert T. Burns	and Associate Treasurer
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Legal Officer

Dynamic Asset Allocation Growth Fund 131

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

132 Dynamic Asset Allocation Growth Fund

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN058 303073 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$174,286	$ —	$42,183	$ —
September 30, 2015	$164,131	$ —	$36,176	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $601,936 and $715,852 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$559,753	$ —	$ —

September 30, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016